                                                                 EXHIBIT 10.22.1

                                                                  EXECUTION COPY

================================================================================


                             AMENDED AND RESTATED
                              SECURITY AGREEMENT

                                     among

                      SHEFFIELD RECEIVABLES CORPORATION,

                                  as Company,

                          AMERICREDIT BARCLAYS TRUST,

                                   as Debtor

                     AMERICREDIT FINANCIAL SERVICES, INC.,

                     Individually and as Collection Agent

                        AMERICREDIT FUNDING CORP. III,

                                 Individually

                                      and

                                BANK ONE, N.A.

                as Collateral Agent and Securities Intermediary

                                  Dated as of
                                August 31, 2000


================================================================================

                               TABLE OF CONTENTS


                                                                                                            Page
                                                                                                            ----
ARTICLE I DEFINITIONS...................................................................................       1

   SECTION 1.1.    Certain Defined Terms................................................................       1
   SECTION 1.2.    Other Terms..........................................................................      16
                   -----------
   SECTION 1.3.    Computation of Time Periods..........................................................      16
                   ---------------------------

ARTICLE II GRANT OF SECURITY INTEREST AND SETTLEMENTS...................................................      17

   SECTION 2.1.    Grant of Security Interest...........................................................      17
                   --------------------------
   SECTION 2.2.    Carrying Costs, Fees and Other Costs and Expenses....................................      17
                   -------------------------------------------------
   SECTION 2.3.    Allocations of Collections; Reserve Account Advances; Servicer Advances..............      18
                   -----------------------------------------------------------------------
   SECTION 2.4.    Liquidation Settlement Procedures....................................................      19
                   ---------------------------------
   SECTION 2.5.    [Intentionally Omitted]..............................................................      19
                   -----------------------
   SECTION 2.6.    Protection of Interest of the Collateral Agent.......................................      19
                   ----------------------------------------------
   SECTION 2.7.    Deemed Collections; Application of Payments..........................................      21
                   -------------------------------------------
   SECTION 2.8.    Payments and Computations, Etc.......................................................      21
                   -------------------------------
   SECTION 2.9.    Reports..............................................................................      22
                   -------
   SECTION 2.10.   Collection Account...................................................................      22
                   ------------------
   SECTION 2.11.   [Intentionally Omitted]..............................................................      23
                   -----------------------
   SECTION 2.12.   [Intentionally Omitted]..............................................................      23
                   -----------------------
   SECTION 2.13.   [Intentionally Omitted]..............................................................      23
                   -----------------------
   SECTION 2.14.   Reserve Account; Withdrawals; Releases...............................................      23
                   --------------------------------------
   SECTION 2.15.   Optional Release.....................................................................      24
                   ----------------

ARTICLE III REPRESENTATIONS AND WARRANTIES..............................................................      26

   SECTION 3.1.    Representations and Warranties of the Debtor.........................................      26
                   --------------------------------------------
   SECTION 3.2.    Representations and Warranties of the Collection Agent...............................      29
                   ------------------------------------------------------

ARTICLE IV CONDITIONS PRECEDENT.........................................................................      31

   SECTION 4.1.    Conditions to Effectiveness..........................................................      31
                   ---------------------------
   SECTION 4.2.    Conditions to Initial Funding........................................................      31
                   -----------------------------

ARTICLE V COVENANTS.....................................................................................      34

   SECTION 5.1.    Affirmative Covenants of the Debtor and AmeriCredit..................................      34
                   ---------------------------------------------------
   SECTION 5.2.    Negative Covenants of Debtor and AmeriCredit.........................................      38
                   --------------------------------------------
   SECTION 5.3.    Hedging Arrangements.................................................................      41
                   --------------------
   SECTION 5.4.    Financial Covenants..................................................................      41
                   -------------------
   SECTION 5.5.    Affirmative Covenants of the Collection Agent........................................      41
                   ---------------------------------------------
   SECTION 5.6.    Negative Covenants of the Collection Agent...........................................      43
                   ------------------------------------------

ARTICLE VI TERMINATION EVENTS...........................................................................      44

   SECTION 6.1.    Termination Events...................................................................      44
                   ------------------
   SECTION 6.2.    Termination..........................................................................      46
                   -----------
   SECTION 6.3.    Proceeds.............................................................................      47
                   --------

ARTICLE VII THE COLLATERAL AGENT........................................................................      47

   SECTION 7.1.    Duties of the Collateral Agent.......................................................      47
                   ------------------------------
   SECTION 7.2.    Compensation and Indemnification of Collateral Agent.................................      48
                   ----------------------------------------------------
   SECTION 7.3.    [Intentionally Omitted]..............................................................      48
                   -----------------------
   SECTION 7.4.    Liability of the Collateral Agent....................................................      48
                   ---------------------------------
   SECTION 7.5.    [Intentionally Omitted]..............................................................      50
                    ---------------------
   SECTION 7.6.    Limitation on Liability of the Collateral Agent and Others...........................      50
                   ----------------------------------------------------------

ARTICLE VIII THE SECURITIES INTERMEDIARY...................................................................   51

   SECTION 8.1.    Duties of the Securities Intermediary...................................................   51
                   -------------------------------------
   SECTION 8.2.    Representations, Warranties and Covenants of the Securities Intermediary................   51
                   ------------------------------------------------------------------------
   SECTION 8.3.    Governing Law for Certain Securities Intermediary Matters...............................   52
                   ---------------------------------------------------------

ARTICLE IX MISCELLANEOUS...................................................................................   52

   SECTION 9.1.    Term of Agreement.......................................................................   52
                   -----------------
   SECTION 9.2.    Waivers; Amendments.....................................................................   52
                   -------------------
   SECTION 9.3.    Notices.................................................................................   53
                   -------
   SECTION 9.4.    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Integration;
                   -----------------------------------------------------------------------------
                   Appointment of Agent for Service of Process.............................................   55
                   -------------------------------------------
   SECTION 9.5.    Counterparts; Severability..............................................................   55
                   --------------------------
   SECTION 9.6.    Successors and Assigns..................................................................   56
                   ----------------------
   SECTION 9.7.    Waiver of Confidentiality...............................................................   56
                   -------------------------
   SECTION 9.8.    Confidentiality Agreement...............................................................   56
                   -------------------------
   SECTION 9.9.    No Bankruptcy Petition Against the Company..............................................   56
                   ------------------------------------------
   SECTION 9.10.   Further Assurances......................................................................   57
                   ------------------
   SECTION 9.11.   Characterization of the Transactions Contemplated by the Agreement; Tax Treatment.......   57
                   ---------------------------------------------------------------------------------
   SECTION 9.12.   Responsibilities of the Debtor..........................................................   57
                   ------------------------------
   SECTION 9.13.   Headings................................................................................   57
                   --------
   SECTION 9.14.   Limitation on Liability.................................................................   57
                   -----------------------


                                    EXHIBITS

EXHIBIT A          List of Lock-Box Banks and Lock-Box Accounts

EXHIBIT B          Form of Lock-Box Agreement

EXHIBIT C          [Intentionally Omitted]

EXHIBIT D          [Intentionally Omitted]

EXHIBIT E          List of Actions and Suits

EXHIBIT F          Schedule of Locations of Records

EXHIBIT G          List of Subsidiaries, Divisions and Tradenames

EXHIBIT H          [Intentionally Omitted]

EXHIBIT I          Form of Secretary's Certificate

EXHIBIT J          [Intentionally Omitted]

EXHIBIT K          Form of Take-Out Notice

                    AMENDED AND RESTATED SECURITY AGREEMENT

          AMENDED AND RESTATED SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of August 31,
                                            ---------
2000, by and among AMERICREDIT BARCLAYS TRUST, a Delaware business trust, as debtor (in such capacity, the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., a
                               ------
Delaware corporation ("AmeriCredit"), individually and in its capacity as
                       -----------
collection agent (in such capacity, the "Collection Agent"), AMERICREDIT FUNDING
                                         ----------------
CORP. III, a Delaware corporation ("AFC III"), individually, SHEFFIELD
                                    -------
RECEIVABLES CORPORATION, a Delaware corporation (the "Company") and BANK ONE,
                                                      -------
N.A. ("Bank One"), individually and as collateral agent for the Secured Parties
       --------
(in such capacity, the "Collateral Agent") and as securities intermediary (in
                        ----------------
such capacity, the "Securities Intermediary").
                    -----------------------

                            PRELIMINARY STATEMENTS
                            ----------------------

          WHEREAS, subject to the terms and conditions of this Agreement, the Debtor desires to grant a security interest in and to the Receivables and related property including the Debtor's interest in certain retail automotive installment sales contracts and loans or promissory notes secured by automobiles;

          WHEREAS, pursuant to the Note Purchase Agreement, the Debtor has issued the Note to the Company and will be obligated to the holder of the Note to pay the principal of and interest on the Note in accordance with the terms thereof; and

          WHEREAS, the Debtor is granting a security interest in the Collateral to the Collateral Agent, for the benefit of the Secured Parties, to secure the payment and performance of the Debtor of its obligations under this Agreement, the Note and the Note Purchase Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "ABS" means the assumed rate of prepayments on the Receivables for
           ---
each Settlement Period based upon the "Absolute Prepayment Model", applied in accordance with current market standards.

          "Administrative Agent" means Barclays, as administrative agent, and
           --------------------
its successors and assigns.

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person

(including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

          "AFC III" means AmeriCredit Funding Corp. III, a Delaware corporation,
           -------
and its successors and assigns.

          "Affected Assets" means, collectively, the Receivables and the Related
           ---------------
Security, Collections and Proceeds relating thereto.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

          "Agent" means Barclays, as agent for the Company and the other Owners,
           -----
and any successor thereto appointed pursuant to Article V of the Note Purchase Agreement.

          "Aggregate Outstanding Balance" means, with respect to any group of
           -----------------------------
Receivables as of any date, the sum of the Outstanding Balances of all such Receivables as of the close of business on the immediately preceding date.

          "Aggregate Unpaids" means, at any time, an amount equal to the sum of
           -----------------
(i) the aggregate accrued and unpaid Carrying Costs at such time, (ii) an amount equal to the Company's existing obligations which comprise Carrying Costs thereafter, (iii) the Net Investment at such time, and (iv) all other amounts owed (whether due or accrued) hereunder and under the other Transaction Documents by the Debtor at such time (including fees, expenses or any other amounts due and owing to the Trustee by AmeriCredit or its Affiliates under the Transaction Documents).

          "AmeriCredit" means AmeriCredit Financial Services, Inc., a Delaware
           -----------
corporation, and its successors and assigns.

          "AmeriCredit Corp." means AmeriCredit Corp., a Texas corporation, and
           -----------------
its successors and assigns.

          "AmeriCredit Score" means, with respect to a Receivable, the credit
           -----------------
score for the related Obligor, determined in accordance with the Credit and Collection Policy.

          "Amount Financed" means, with respect to a Receivable, the aggregate
           ---------------
amount of credit extended under the Contract related to such Receivable to pay, or to refinance, the purchase price of or outstanding balance with respect to the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sales contracts or promissory notes, and related costs.

          "Annual Percentage Rate" or "APR" means, with respect to a Receivable,
           ----------------------      ---
the rate per annum of finance charges stated in the Contract related to such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Funding Date, the rate per annum with respect to a Receivable as of such Funding Date is reduced as a result of (a) an insolvency proceeding involving the related Obligor or (b) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

          "Available Funds" has the meaning specified in Section 2.3 hereof.
           ---------------

          "Average Servicing Portfolio" means, as of any date, the average of
           ---------------------------
the Servicing Portfolio for the twelve (12) immediately preceding Settlement Periods.

          "Bankruptcy Code" means the Bankruptcy Reform Act of 1978 (11 U.S.C.)
           ---------------
(S)(S) 101 et seq., as amended.

          "Bank One" has the meaning specified in the preamble hereto.
           --------

          "Barclays" means Barclays Bank PLC.
           --------

          "Base Rate" means, a rate per annum equal to the greater of (i) the
           ---------
prime rate of interest announced by the Liquidity Provider (or, if more than one Liquidity Provider, then by Barclays) from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Liquidity Provider (or Barclays, as applicable)) and (ii) the sum of (a) .50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Provider (or, if more than one Liquidity Provider, then by Barclays) from three Federal funds brokers of recognized standing selected by it.

          "Benefit Plan" means any employee benefit plan as defined in Section
           ------------
3(3) of ERISA in respect of which the Debtor, AmeriCredit, AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

          "Business Day" means any day excluding Saturday, Sunday and any day on
           ------------
which banks in New York, New York, Columbus, Ohio or Fort Worth, Texas are authorized or required by law to close, and, when used with respect to the determination of any Eurodollar Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in United States dollar deposits in the London interbank market.

          "Capitalized Lease" of a Person means any lease of property by such
           -----------------
Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

          "Carrying Costs" means, on any date, the sum of (i) any fees set forth
           --------------
in the Fee Letter (which are defined therein as "Carrying Costs"), (ii) Section
                                                 --------------
4.2 Costs (as defined in the

Note Purchase Agreement) and (iii) amounts due to the Collateral Agent under
Section 7.2 hereof which are due and payable on such date.

          "Closing Date" means June 30, 2000.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" has the meaning specified in Section 2.1 hereof.
           ----------

          "Collateral Agent" means Bank One, N.A., as collateral agent for the
           ----------------
Secured Parties, and its successors and assigns.

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds (including liquidation proceeds) of such Receivable, including, without limitation, all Finance Charges, if any, and any refunded portion of extended warranty protection plan costs or of insurance costs (for example, physical damage, credit life or disability) included in the original amount financed under such Receivable, and cash proceeds of Related Security with respect to such Receivable.

          "Collection Account" means the account established by the Collateral
           ------------------
Agent, for the benefit of the Secured Parties, pursuant to Section 2.10.

          "Collection Agent" means at any time the Person then authorized
           ----------------
pursuant to Section 2.1 of the Servicing Agreement to service, administer and collect Receivables.

          "Collection Agent Default" means a Servicer Termination Event as
           ------------------------
defined in the Servicing Agreement.

          "Commercial Paper" means the promissory notes of the Company issued by
           ----------------
the Company in the commercial paper market.

          "Commitment Termination Date"  means June 29, 2001, or such later date
           ---------------------------
to which the Commitment Termination Date may be extended by the Debtor, the Agent and the Company not later than 30 days prior to the then current Commitment Termination Date.

          "Company" has the meaning specified in the preamble hereto.
           -------

          "Contract" means any and all retail installment sales contracts or
           --------
installment notes and security agreements relating to the sale or refinancing of a new or used automobile, light duty truck, van or minivan and other writings related thereto now existing and hereafter created or acquired by AmeriCredit or AFC III and assigned from time to time to the Debtor pursuant to the Master Receivables Purchase Agreement.

          "Cram Down Loss" has the meaning given such term in the Servicing and
           --------------
Custodian Agreement.

          "Credit and Collection Policy" means the Collection Agent's credit and
           ----------------------------
collection policy or policies and practices relating to automobile installment sales contracts, existing on the date hereof and in effect from time to time in compliance with Section 5.2(d).

          "Credit Support Agreement" means the agreement between the Company and
           ------------------------
the Credit Support Provider evidencing the obligation of the Credit Support Provider to provide credit support to the Company in connection with the issuance by the Company of Commercial Paper.

          "Credit Support Provider" means the Person or Persons who will provide
           -----------------------
credit support to the Company in connection with the issuance by the Company of Commercial Paper.

          "Cumulative Net Loss Percentage" means, for any static pool of
           ------------------------------
AmeriCredit's monthly origination, a fraction (expressed as a percentage), the numerator of which equals the aggregate amount of receivables which have been charged off in accordance with the Credit and Collection Policy reduced by aggregate the amount of recoveries received thereon and the denominator of which is the aggregate amount of receivables originated in such static pool.

          "Debtor" means AmeriCredit Barclays Trust, a Delaware business trust,
           ------
and its successors and permitted assigns.

          "Defaulted Receivable" means, a Receivable with respect to which (i)
           --------------------
all or any portion in excess of 5% of a scheduled payment is more than 90 days past due, (ii) the Collection Agent has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the Collection Agent as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the Collection Agent has charged-off such Receivable in accordance with the Credit and Collection Policy or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

          "Delinquency Ratio" means, as of any date, the ratio (expressed as a
           -----------------
percentage) computed by dividing:

               (a) the sum of (i) the Aggregate Outstanding Balance of all Receivables which were Defaulted Receivables as of the close of business on the last day of the Settlement Period immediately preceding such date plus (ii)
                                                                  ----
without duplication of amounts included in (i), the Aggregate Outstanding Balance of all Receivables which were Delinquent Receivables as of the close of business on the last day of such immediately preceding Settlement Period by
          --

               (b) the sum of the Aggregate Outstanding Balance of all Receivables as of the close of business on the last day of such immediately preceding Settlement Period.

The Delinquency Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date; provided that, on any date that the Net Investment is zero and all Carrying Costs and other Aggregate Unpaids have been paid in full, the Delinquency Ratio on such date shall be deemed to be zero.

          "Delinquent Receivable" means a Receivable with respect to which more
           ---------------------
than 5% of a scheduled payment is more than sixty (60) days past due.

          "Determination Date" means, with respect to each Remittance Date, the
           ------------------
second Business Day preceding such Remittance Date.

          "Discount" means all amounts payable by the Debtor to the Agent for
           --------
the account to the Owners in respect of interest on the Net Investment.

          "Eligible Deposit Account" means a segregated trust account with the
           ------------------------
corporate trust department of a depository institution acceptable to the Company organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each of S&P and Moody's in one of their generic rating categories which signifies investment grade.

          "Eligible Investments" means any of the following (a) negotiable
           --------------------
instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaranteed by the United States; (ii) time deposits in, or bankers acceptances issued by, any depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the
                                               --------  -------
time of investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company has a credit rating from Moody's and S&P of at least "P-1" and "A-1+", respectively, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody's and by S&P; (iii) certificates of deposit having, at the time of investment or contractual commitment to invest therein, a rating from Moody's and S&P of at least "P-1" and "A-1+", respectively; or (iv) investments in money market funds rated in the highest investment category or otherwise approved in writing by the applicable rating agencies; (b) demand deposits in any depository institution or trust company referred to in (a)(ii) above; (c) commercial paper (having original or remaining maturities of no more than 31 days) having, at the time of investment or contractual commitment to invest therein, a credit rating from Moody's and S&P of at least "P-1" and "A-1+", respectively; (d) Eurodollar time deposits having a credit rating from Moody's and S&P of at least "P-1" and "A-1+", respectively; and (e) repurchase agreements involving any of the Eligible Investments described in clauses (a)(i), (a)(iii) and (d) hereof, so long as the other party to the repurchase agreement has at the time of investment therein, a rating from Moody's and S&P of at least "P-1" and "A-1+", respectively.

          "Eligible Receivable" means, at any time, any Receivable:
           -------------------

               (i) (A) which shall have been originated by AmeriCredit directly with an Obligor or through an automobile dealer approved in accordance with AmeriCredit's standard operating procedures, which dealer shall be located in the United States and which, together with the Contract related thereto, if originated by a dealer, shall have been validly assigned by such dealer to AmeriCredit or pursuant to the terms of such Contract, for the retail sale or refinancing of the related Financed Vehicle in the ordinary course of its business, shall have been fully and properly executed by the parties thereto, and shall have been advanced directly to or for the benefit of the Obligor for the purchase or refinancing of the related Financed Vehicle, (B) which shall have been sold by AmeriCredit or AFC III to the Debtor pursuant to the Master Receivables Purchase Agreement, and to which the Debtor has good title thereto, free and clear of all Adverse Claims, and (C) the Contract related to which contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for the realization against the collateral of the benefits of the security provided thereby;

               (ii) which (together with the Collections and Related Security related thereto) has been the subject of the grant of a first priority perfected security interest therein (and in the Collections and Related Security related thereto) to the Collateral Agent for the benefit of the Secured Parties, effective until the termination of this Agreement;

               (iii) the Obligor of which (A) is a United States resident and is recorded in the Collection Agent's records as having a United States billing address or is a member of the U.S. military and is recorded in the Collection Agent's records as having an overseas U.S. military base address, (B) is a natural person, (C) is not an Affiliate of any of the parties hereto, and (D) is not a government or a governmental subdivision or agency;

               (iv) which is not a Defaulted Receivable at the time of the initial creation of an interest therein hereunder;

               (v) which is not a Delinquent Receivable at the time of the initial creation of an interest therein hereunder;

               (vi) the Contract related to which provides for level monthly payments (provided that the payment in the first or last month in the life of
          --------
the Receivable may be minimally different from such level payment) that fully amortizes the amount financed over the original term;

               (vii) the Contract related to which provides for the calculation of interest payable thereunder under either the "simple interest" or "Rule of 78's" or the "sum of the periodic time balances" method;

               (viii) the Contract related to which provides for (A) no more than 72 monthly payments and (B) and a first scheduled payment within 50 days of the date the Receivable is originated;

               (ix) which is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

               (x) which is "chattel paper" within the meaning of Article 9 of the UCC of all applicable jurisdictions, and which is secured by a first priority perfected lien on the related Financed Vehicle, free and clear of any Adverse Claim or for which all necessary steps to result in such a first priority perfected lien shall have been taken;

               (xi) which is denominated and payable only in United States dollars in the United States;

               (xii) which arises under a Contract that, together with the Receivable related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, is not subject to any litigation, dispute, offset, counterclaim or other defense and the provisions of which have not been waived or modified except in accordance with the Credit and Collection Policy;

               (xiii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

               (xiv) which (A) satisfies all applicable requirements of the Credit and Collection Policy and is identified on the Collection Agent's master servicing records as a automobile installment sales contract or installment note, (B) arises under a Contract which is assignable without the consent of, or notice to, the Obligor thereunder, and which does not contain a confidentiality provision that purports to restrict the ability of the Company to exercise its rights under this Agreement, including, without limitation, its right to review the Contract, and (C) arises under a Contract with respect to which AmeriCredit, AFC III and the Debtor have each performed all obligations required to be performed by them thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred;

               (xv) which was generated in the ordinary course of AmeriCredit's business;

               (xvi) the assignment of which under the Master Receivables Purchase Agreement by AmeriCredit or AFC III to the Debtor and the grant of a security interest with respect thereto hereunder by the Debtor to the Collateral Agent does not violate, conflict or contravene any applicable laws, rules, regulations, orders or writs or any contractual or other restriction, limitation or encumbrance;

               (xvii) with respect to which AmeriCredit or any Affiliate thereof has not advanced any funds to or for the benefit of the related Obligor in order to make such Receivable an "Eligible Receivable";

               (xviii) the Obligor of which has been directed to make all payments to a specified account of the Collection Agent with respect to which there shall be a Lock-Box Agreement in effect;

               (xix)   with respect to which there is only one original
Contract;

               (xx)    the Amount Financed of which does not exceed $50,000;

               (xxi)   the APR of which is no less than 8.0%; and

               (xxii) in respect of which 210 days or less have elapsed since the date of its origination.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated thereunder.

          "ERISA Affiliate" means, with respect to any Person, (i) any
           ---------------
corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

          "Event of Bankruptcy" means, with respect to any Person, (i) that such
           -------------------
Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation, such Person or any Subsidiary shall take any corporate action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

          "Facility Limit" means $300,000,000; provided that such amount may not
           --------------                      --------
at any time exceed the Commitment at any time in effect.

          "Fee Letter" means the letter agreement dated the date hereof among
           ----------
the Debtor, the Company and the Agent, as amended, modified or otherwise supplemented from time to time.

          "Finance Charges" means, with respect to a Contract, any finance,
           ---------------
interest or similar charges owing by an Obligor or another Person pursuant to such Contract.

          "Financed Vehicle" means, with respect to a Receivable, any new or
           ----------------
used automobile, light-duty truck, van or minivan, together with all accessories thereto, securing the related Obligor's indebtedness thereunder.

          "Funding" has the meaning specified in the Note Purchase Agreement.
           -------

          "Funding Date" has the meaning specified in the Note Purchase
           ------------
Agreement.

          "Guaranty" means, with respect to any Person any agreement by which
           --------
such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

          "Hedging Arrangement" means any financial arrangement obtained by the
           -------------------
Debtor satisfying the requirements of Section 5.3 hereof and otherwise in form and substance reasonably satisfactory to the Company and the Administrative Agent, the benefits of which are in favor of the Debtor and pledged to the Collateral Agent for the benefit of the Company and the other Owners.

          "Indebtedness" means, with respect to any Person such Person's (i)
           ------------
obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or products of property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

          "Initial Funding" has the meaning specified in the Note Purchase
           ---------------
Agreement.

          "Initial Funding Date" has the meaning specified in the Note Purchase
           --------------------
Agreement.

          "Interest Component" means, (i) with respect to any Commercial Paper
           ------------------
issued on an interest-bearing basis, the interest payable on such Commercial Paper at its maturity (including any dealer commissions) and (ii) with respect to any Commercial Paper issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof (including any dealer commissions).

          "Law" means any law (including common law), constitution, statute,
           ---
treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

          "Liquidity Provider" means the Person or Persons who provide liquidity
           ------------------
support to the Company in connection with the issuance by the Company of Commercial Paper.

          "Lock-Box Account" means an account or accounts maintained by the
           ----------------
Collection Agent at a Lock-Box Bank for the purpose of receiving Collections from Receivables.

          "Lock-Box Agreement" means an agreement between the Collection Agent,
           ------------------
the Collateral Agent and a Lock-Box Bank in substantially the form of Exhibit B hereto.

          "Lock-Box Bank" means each of the banks set forth in Exhibit A hereto
           -------------
and such banks as may be added thereto or deleted therefrom pursuant to Section
2.6 hereof.

          "London Business Day" means any day which is a Business Day and also
           -------------------
is a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits) in London.

          "Majority Owners" has the meaning specified in the Note Purchase
           ---------------
Agreement.

          "Master Receivables Purchase Agreement" means the Master Receivables
           -------------------------------------
Purchase Agreement, dated as of the date hereof, among the Debtor, AmeriCredit, AFC III and the Collateral Agent, as such agreement may be amended, supplemented, or otherwise modified from time to time.

          "Material Adverse Effect" means any event or condition which would
           -----------------------
have a material adverse effect on (i) the collectibility of the Receivables,
(ii) the condition (financial or otherwise), businesses or properties of the Debtor, the Collection Agent, AmeriCredit or AFC III, (iii) the ability of the Debtor, the Collection Agent, AmeriCredit or AFC III to perform its respective obligations under the Transaction Documents to which it is a party, or (iv) the interests of the Agent, the Administrative Agent, the Collateral Agent or the Secured Parties under the Transaction Documents.

          "Monthly Extension Rate" means, with respect to any Determination
           ----------------------
Date, the fraction expressed as a percentage, the numerator of which is the Aggregate Outstanding Balance of all receivables in the Servicing Portfolio whose payments are extended during the related Settlement Period and the denominator of which is the Aggregate Outstanding Balance of all receivables in the Servicing Portfolio as of the close of business on the last day of the Settlement Period immediately preceding such related Settlement Period.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Debtor, AmeriCredit, AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III on behalf of its employees.

          "Net Investment" means the sum of (i) all amounts paid to the Debtor
           --------------
for the Initial Funding and any Subsequent Funding minus (ii) the aggregate amount of Collections received and applied to reduce such Net Investment pursuant to Section 2.3 hereof, minus (iii) the aggregate amount of funds received and applied to reduce such Net Investment pursuant to Sections 2.7, 2.14 and 2.15 hereof; provided that the Net Investment shall be restored in the amount of any Collections so received and applied if at any time the distribution of such Collections is rescinded or must otherwise be returned for any reason.

          "Net Receivables Balance" means at any time the Aggregate Outstanding
           -----------------------
Balance of all Eligible Receivables at such time reduced by the Aggregate Outstanding Balance of all Eligible Receivables which are Defaulted Receivables.

          "Net Yield" means, as calculated on each Determination Date (A) the
           ---------
weighted average Annual Percentage Rate of the Receivables less (B) the sum of
                                                           ----
(i) a fraction (such fraction to be expressed as a percentage and to be annualized by (a) dividing the fraction by the number of days in the Settlement Period and (b) multiplying the result by 365), the numerator of which is (x) Carrying Costs (less proceeds received plus payments made under any Hedging Arrangement during the related Settlement Period) for the related Settlement Period, and the denominator of which is (y) the average daily Net Investment for such Settlement Period, and (ii) 2.25% and (iii) the Delinquency Ratio on such Determination Date. The Net Yield shall be expressed as a percentage.

          "Note" has the meaning specified in the Note Purchase Agreement.
           ----

          "Noteholder's Percentage" as of any date of determination, is equal to
           -----------------------
91% less the product of (i) 7.0 and (ii) the amount, if any, by which the highest Cumulative Net Loss Percentage of the three most recent static pools of AmeriCredit's monthly originations with at least six months of seasoning exceeds 2.0%.

          "Note Purchase Agreement" means that certain Note Purchase Agreement,
           -----------------------
dated as of June 30, 2000, among the Debtor, AmeriCredit, the Company, the Agent, and the Administrative Agent.

          "Obligor" means a Person obligated to make payments pursuant to a
           -------
Contract.

          "Official Body" means any government or political subdivision or any
           -------------
agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          "Officer's Certificate" means, with respect to any Person which is not
           ---------------------
an individual, a certificate signed by the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or any Vice President of such Person.

          "Outstanding Balance" means, with respect to any Receivable, as of any
           -------------------
date, the sum of the Amount Financed minus that portion of all amounts received
                                     -----
by the Collection Agent with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of the Contract related to such Receivable minus any Cram Down Loss in respect of such Receivable plus
                   -----                                                  ----
the accrued and unpaid interest on such Receivable.

          "Owner"  has the meaning specified in the Note Purchase Agreement.
           -----

          "Person" means any corporation, limited liability company, natural
           ------
person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

          "Potential Termination Event" means an event which but for the lapse
           ---------------------------
of time or the giving of notice, or both, would constitute a Termination Event.

          "Proceeds" means "proceeds" as defined in Section 9-306(1) of the UCC
           --------
of the states set forth in Section 2.6 hereof.

          "Purchase Termination Date" means the date upon which the Master
           -------------------------
Receivables Purchase Agreement shall terminate for any reason whatsoever.

          "Receivable" means indebtedness owed to the Debtor by an Obligor
           ----------
(without giving effect to any transfer hereunder) under a Contract, whether constituting an account, chattel paper, instrument or general intangible, arising out of or in connection with the sale, refinancing or loan made or purchased by AmeriCredit with respect to new or used automobiles, light-duty trucks, vans or minivans or the rendering of services by the originating dealer in connection therewith, and includes the right of payment of any Finance Charges and other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once the Collateral Agent has released its security interest in a Receivable and the related Contract pursuant to Section 2.4, 2.7 or Section 2.15 hereof, it shall no longer constitute a Receivable hereunder.

          "Receivables Systems" means, with respect to any Person, all computer
           -------------------
applications of such Person (including, but not limited to, those of any suppliers, vendors, customers and any third party servicers of such Person), which are related to or involved in the origination, collection, management or servicing of the Receivables.

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Related Commercial Paper" means Commercial Paper issued by the
           ------------------------
Company the proceeds of which were used to acquire, or refinance the acquisition of, an interest in the Net Investment with respect to the Debtor.

          "Related Security" means with respect to any Receivable:
           ----------------

               (i) all of the Debtor's interest in the Financed Vehicles (including repossessed vehicles) or in any document or writing evidencing any security interest in any Financed Vehicle and all of the Debtor's interest in all rights to payment under all insurance contracts with respect to a Financed Vehicle, including, without limitation, any monies collected from whatever source in connection with any default of an Obligor with respect to a Financed Vehicle and any proceeds from claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

               (ii) all of the Debtor's interest in all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related thereto or otherwise, together with all financing statements signed by an Obligor and security agreements describing any collateral securing such Contract;

               (iii) all of the Debtor's interest in all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

               (iv) all of the Debtor's interest in all rights to payment under all service contracts and other contracts and agreements associated with such Receivables and all of the Debtor's interest in all recourse rights against the dealers (excluding any rights in any dealer reserve);

               (v) all of the Debtor's interest in all Records, documents and writings evidencing or related to such Receivables or the Contracts;

               (vi) all of the Debtor's interest in all rights and remedies of the Debtor under the Master Receivables Purchase Agreement, together with all financing statements filed by the Debtor against each of AmeriCredit and AFC III in connection therewith;

               (vii) all of the Debtor's interest in all Lock-Box Accounts and Lock-Box Agreements; and

               (viii)  all Proceeds of the foregoing.

          "Remittance Date" means, for each Settlement Period, the fifteenth
           ---------------
(15/th/) day of the next succeeding calendar month; provided that if such day is
                                                  --------
not a Business Day, then the Remittance Date shall be the next succeeding Business Day.

          "Required Reserve Account Amount" means, at any time of determination,
           -------------------------------
an amount equal to the greater of (a) the product of (i) 5.0% and (ii) the Net Investment divided by the Noteholder's Percentage and (b) the Reserve Account Floor.

          "Reserve Account" has the meaning specified in Section 2.14 hereof.
           ---------------

          "Reserve Account Advance" means any advance made pursuant to Section
           -----------------------
2.3(c) hereof from amounts on deposit in the Reserve Account.

          "Reserve Account Floor" means an amount equal to the greater of (i)
           ---------------------
$500,000 and (ii) 1.0% of the Net Receivables Balance.

          "S&P" or "Standard & Poor's" means Standard & Poor's Ratings Services,
           ---
a Division of the McGraw-Hill Companies.

          "Secured Parties" means the Agent, the Company and the other Owners.
           ---------------

          "Securities Intermediary" has the meaning specified in Article VIII
           -----------------------
hereto.

          "Servicer Advance" has the meaning specified in Section 2.3(c) hereof.
           ----------------

          "Servicer's Certificate" has the meaning specified in the Servicing
           ----------------------
Agreement.

          "Servicing Agreement" means the Servicing and Custodian Agreement,
           -------------------
dated as of the date hereof, among the Collection Agent, the Custodian, the Collateral Agent and the Agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

          "Servicing Fee" means, for any Settlement Period, the fee payable to
           -------------
the Collection Agent from Collections pursuant to Section 2.3 hereof on the related Remittance Date, in an amount equal to 2.25% per annum on the amount of the aggregate Outstanding Balance of the Receivables as of the first day of such Settlement Period, or in the case of any other Person acting as Collection Agent, in the amount determined as set forth in Section 4.3(b) of the Servicing Agreement, plus any late fees, the penalty portion of interest paid on any past due amounts and other administrative fees or similar charges allowed by applicable law with respect to the Receivables.

          "Servicing Portfolio" means, as of any date, the Aggregate Outstanding
           -------------------
Balance of all receivables (whether or not thereafter sold or disposed of) relating to retail installment sales contracts or installment notes and security agreements relating to the sale or refinancing of new or used automobiles, light-duty trucks, vans, or minivans that are serviced by the Collection Agent or any of its Affiliates as of such date, calculated in a manner consistent with the components of Average Servicing Portfolio in the most recent reports on Form 10-K or Form 10-Q filed by AmeriCredit Corp.

          "Settlement Period" means any calendar month, provided that the
           -----------------
initial Settlement Period shall commence on the Initial Funding Date and end on August 31, 2000.

          "Subsidiary" of a Person means any corporation more than 50% of the
           ----------
outstanding voting securities of which, and any partnership more than 50% of the partnership interests of which, shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

          "Take-Out" means the release, pursuant to Section 2.15 hereof, by the
           --------
Collateral Agent of Receivables and the Contracts related thereto.

          "Take-Out Notice" means the notice, substantially in the form attached
           ---------------
hereto as Exhibit K, furnished by the Debtor to the Collateral Agent in accordance with Section 2.15.

          "Tangible Net Worth" means, with respect to any Person, the net worth
           ------------------
of such Person calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of such Person's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, copyrights and service marks.

          "Targeted Monthly Principal Payment" means, with respect to any
           ----------------------------------
Determination Date, an amount equal to (a) the Net Investment as of the last day of the related Settlement Period less (b) the product of (i) the Noteholder's Percentage and (ii) the Net Receivables Balance as of the last day of the related Settlement Period, if positive.

          "Termination Date" means the earliest of (i) that Business Day
           ----------------
designated by the Debtor to the Agent as the Termination Date at any time following 60 days' written notice to the Agent, (ii) June 29, 2001, (iii) the date on which the Termination Date is declared or automatically occurs pursuant to Section 6.2 hereof, (iv) two Business Days prior to the Commitment Termination Date or (v) the Purchase Termination Date.

          "Termination Event" means an event described in Section 6.1 hereof.
           -----------------

          "Transaction Documents"  means this Agreement, the Note Purchase
           ---------------------
Agreement, the Note, the Master Receivables Purchase Agreement, the Servicing Agreement, the Trust Agreement, the Fee Letter, each Hedging Arrangement and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

          "Transferred Interest" means, at any time of determination, an
           --------------------
undivided interest in the Note.

          "Trust Agreement" means the Second Amended and Restated Trust
           ---------------
Agreement, dated as of the date hereof, among AmeriCredit, AFC III and the Trustee, together with all permitted amendments, modifications and supplements thereto.

          "Trustee" means the Trustee under the Trust Agreement.
           -------

          "UCC" means, with respect to any state, the Uniform Commercial Code as
           ---
from time to time in effect in such state.

          "U.S." or "United States" means the United States of America.
           ----      -------------

     SECTION 1.2.   Other Terms.  Unless the context otherwise requires, all
                    -----------
capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Note Purchase Agreement, and shall include in the singular number the plural and in the plural number the singular. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     SECTION 1.3.   Computation of Time Periods.  Unless otherwise stated in
                    ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each means "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date."

                                  ARTICLE II

                  GRANT OF SECURITY INTEREST AND SETTLEMENTS

     SECTION 2.1.   Grant of Security Interest.  As security for the prompt and
                    --------------------------
complete payment of the Note and the performance of all of the Debtor's obligations under the Note, the Note Purchase Agreement, this Agreement and the other Transaction Documents, the Debtor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, without recourse except as provided herein, a security interest in and continuing Lien on all of the Debtor's property, in existence on the Closing Date or thereafter acquired and wherever located, including, without limitation, all of its right, title and interest in, to and under all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, cash, deposit accounts, certificates of deposit, goods, letters of credit, securities, investment property, financial assets or security entitlements (all of the foregoing, collectively, the "Collateral");
                                                                ----------
provided, that once the Company has released its interest in a Receivable and
--------
the related Contract pursuant to Section 2.7 or 2.15 hereof, such Receivable and related Contract shall no longer be part of the Collateral.

          In connection with such grant, the Debtor agrees to record and file, at its own expense, financing statements with respect to the Collateral now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the first priority security interest of the Collateral Agent in the Collateral, and to deliver a file-stamped copy of such financing statements or other evidence of such filing (which may, for purposes of this Section 2.1, consist of telephone confirmation of such filing) to the Collateral Agent on or prior to the Initial Funding Date. In addition, in order to show that the Collateral, including that portion of the Collateral consisting of the Receivables and the related Contracts, have been pledged to the Collateral Agent hereunder, the Debtor and the Collection Agent agree (i) to clearly and unambiguously mark their respective general ledgers and all accounting records and documents and all computer tapes and records and (ii) to stamp all Contracts and related files with the following legend:

          All right, title and interest in the foregoing finance contract has been assigned to a financial institution in its capacity as agent or collateral agent for the secured parties in connection with a credit facility.

     SECTION 2.2.   Carrying Costs, Fees and Other Costs and Expenses.
                    -------------------------------------------------
Notwithstanding the limitation on recourse under Section 2.1 hereof, the Debtor shall pay, as and when due in accordance with this Agreement, all fees hereunder, Discount, Carrying Costs, all amounts payable pursuant to Article VII hereof, if any, all fees specified in the Fee Letter, and the Servicing Fees. On each Remittance Date, the Debtor shall pay to the Agent, for the account of the Owners, an amount equal to the accrued and unpaid Carrying Costs for the related Settlement Period together with, in the event the Transferred Interest is held on behalf of the Company, an amount equal to the discount accrued on the Company's Commercial Paper to the extent such

Commercial Paper was issued in order to fund the Net Investment in an amount in excess of the amount of the Initial Funding or any Subsequent Funding, as applicable. Nothing in this Agreement shall limit in any way the obligations of the Debtor to pay the amounts set forth in this Section 2.2.

     SECTION 2.3.   Allocations of Collections; Reserve Account Advances;
                    -----------------------------------------------------
Servicer Advances.
-----------------

               (a)  On each Remittance Date, all Collections plus any payments
                                                             ----
to the Debtor under any Hedging Arrangement plus all amounts to be applied
                                            ----
pursuant to Sections 2.14(b)(i), 2.14(b)(ii)(y) and 2.14(b)(iii)(y) hereof plus
                                                                           ----
any funds retained in the Collection Account pursuant to Section 2.10 hereof (the aggregate of such amounts in respect of any remittance date, the "Available
                                                                       ---------
Funds") shall be applied, without duplication, by the Collection Agent as
-----
follows:

               (i)     first, to pay any amounts due under any Hedging
                       -----
Arrangement;

               (ii)    second, (A) to pay the Collection Agent in an amount
                       ------
equal to any Servicer Advances related to such Settlement Period and (B) to the Reserve Account, in an amount equal to any Reserve Account Advances related to such Settlement Period;

               (iii)   third, to the extent of any remaining Available Funds, to
                       -----
pay the Collection Agent, the Servicing Fee for such Settlement Period;

               (iv)    fourth, to the extent of any remaining Available Funds,
                       ------
to pay to the Collateral Agent all fees and expenses due pursuant to Section 7.2 hereof;

               (v)     fifth, to the extent of any remaining Available Funds, to
                       -----
pay the Agent, for the account of the Company and the other Owners, as applicable, an amount equal to all accrued and unpaid Carrying Costs in respect of such Settlement Period and with respect to any previous Settlement Period to the extent not previously paid;

               (vi)    sixth, to the extent of any remaining Available Funds, to
                       -----
pay the Agent, for the account of the Company and the other Owners, as applicable, in an amount equal to the Targeted Monthly Principal Payment, to be applied in reduction of the Net Investment;

               (vii)   seventh, prior to the Termination Date, to the extent of
                       -------
any remaining Available Funds, to the Reserve Account, to the extent necessary to cause the amount on deposit therein to equal the Required Reserve Account Amount;

               (viii)  eighth, on or after the Termination Date or the
                       ------
occurrence and continuance of a Termination Event or Potential Termination Event, to the extent of any remaining Available Funds, such remaining Available Funds shall be paid to the Agent, for the account of the Company and the other Owners, as applicable, in reduction of the Net Investment until the Net Investment has been reduced to zero;

               (ix)    ninth, to the extent of any remaining funds, to the
                       -----
Agent, for the account of the Persons entitled thereto, an amount equal to all other Aggregate Unpaids; and

               (x)     tenth, to the extent any Available Funds remain after
                       -----
application in accordance with clauses (i) through (ix) above, such excess
                               -----------         ----
amounts shall be paid to the Debtor.

               (b)  [Intentionally Omitted.]

               (c) In the event that, at any time, the Company does not have sufficient funds at such time to pay Carrying Costs when due, then, in such event, there shall be made a Reserve Account Advance equal to the amount of such deficiency, which amount shall be applied to pay such costs and expenses of the Company. In the event that any such Reserve Account Advance is not made by 1 p.m. (New York City time) on the day requested, the Collection Agent may, at the request of the Agent, advance to the Company an amount equal to such deficiency (each, a "Servicer Advance"); provided, that the Collection Agent shall not be
          ----------------    --------
required to make any such Servicer Advance to the extent that the Collection Agent reasonably believes that it will not be reimbursed for such Servicer Advance pursuant to Section 2.3(a)(ii) hereof on any subsequent Remittance Date.

     SECTION 2.4.   Liquidation Settlement Procedures.
                    ---------------------------------

          Following any date after the Termination Date on which all accrued Carrying Costs have been paid in full in cash and all other Aggregate Unpaids have been paid in full in cash, (i) the Collateral Agent shall be considered to have released its security interest in and continuing Lien on the Collateral, including all of the Receivables and Related Security, (ii) the Collection Agent shall pay to the Debtor any remaining Collections set aside and held by the Collection Agent, and (iii) the Collateral Agent shall, at the written request of the Debtor, execute and deliver to the Debtor, at the Debtor's expense, such documents or instruments as are necessary to terminate the Collateral Agent's security interest in the Collateral, including all of the Receivables and Related Security and Collections with respect thereto. Any such documents shall be prepared by or on behalf of the Debtor at the expense of the Debtor. After giving effect to any such liquidation, any amounts remaining in the Reserve Account shall be paid to the Debtor.

     SECTION 2.5.   [Intentionally Omitted].
                    -----------------------

     SECTION 2.6.   Protection of Interest of the Collateral Agent.
                    ----------------------------------------------

               (a) AmeriCredit and AFC III agree that they shall, and shall cause the Debtor to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Collateral Agent may reasonably request in order to perfect or protect the Collateral or to enable the Collateral Agent or any Secured Party to exercise or enforce any of its rights hereunder. Nothing contained herein shall imply a duty of the Collateral Agent to initiate the preparation of documents or the taking of action to perfect or protect the Collateral beyond the duties specifically enumerated herein and contained in the Transaction Documents. Without limiting the foregoing, AmeriCredit and AFC III shall, and shall cause the Debtor to, in order to accurately reflect the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, (i) stamp (or cause to be stamped) all Contracts and related files with the legend set forth in Section 2.1 hereof and (ii) upon the request of any Secured Party, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by such Secured Party and mark its master data processing records and other documents (or to cause such records or other documents to be marked) so as to indicate the Collateral Agent's security interest in the portion of the Collateral consisting of Receivables, the related Contracts, the Collections and the Related Security with respect thereto. AmeriCredit and AFC III agree that they shall take all actions necessary to cause the Debtor to similarly mark its records to reflect the sale of the Receivables and the Contracts to the Debtor and the Collateral Agent's security interest in the Receivables, the related Contracts, the Collections and the Related Security with respect thereto. AmeriCredit and AFC III shall, and shall cause the Debtor to, at their own expense, upon request of any Secured Party, obtain such additional search reports as any such Secured Party shall request. To the fullest extent permitted by applicable law, the Collateral Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof in respect of security interests created under this Agreement without the Debtor's, AmeriCredit's or AFC III's signature. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. The Debtor shall not, and shall not permit AmeriCredit or AFC III to, change its name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in the State of New York, Delaware and Texas) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Collateral Agent at least thirty (30) days' prior notice thereof and (ii) prepared at the Debtor's expense and delivered to the Collateral Agent all financing statements, instruments and other documents necessary to preserve and protect the Collateral or requested by the Collateral Agent or any Secured Party in connection with such change or relocation. Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Debtor. On the Initial Funding Date, the Debtor shall deliver to the Collateral Agent a listing by account number of the Contracts as of the Initial Funding Date, which listing shall constitute Schedule A hereto and is hereby incorporated herein by reference. On each Remittance Date, the Debtor shall deliver to the Collateral Agent an updated listing by account number of the Contracts as of the last day of such Settlement Period (giving effect to any releases by the Company pursuant to Section 2.15 hereof) and such updated list shall thereupon constitute Schedule A hereto and is hereby incorporated by reference herein.

               (b) The Collection Agent shall instruct all Obligors to cause all Collections to be deposited directly with a Lock-Box Bank, acting as agent for the Collateral Agent, on behalf of the Secured Parties, pursuant to a Lock-Box Agreement. Amounts received by a Lock-Box Bank in respect of Receivables may initially be deposited into a Lock-Box Account maintained by the Lock-Box Bank as agent for the Collateral Agent, on behalf of the Secured Parties, and for other owners of automobile receivables serviced by the Collection Agent. The Collection Agent shall be permitted to give instructions to the Lock-Box Banks for so long as neither a Potential Termination Event nor any Termination Event has occurred hereunder. The Collection Agent shall not add any bank as a Lock-Box Bank to those listed on Exhibit A attached hereto unless such bank has entered into a Lock-Box Agreement. The Collection Agent shall not terminate any bank as a Lock-Box Bank unless the Collateral Agent shall have received fifteen
(15) days' prior notice of such termination. The Collection Agent shall use its best efforts to cause the Lock-Box Bank, pursuant to the Lock-Box Agreement, to deposit all payments on the Receivables in the Lock-Box Account not later than the Business Day after receipt thereof and, within two (2) Business Days of receipt of Collections into the Lock-Box Account, the Collection Agent shall cause such Collections to be remitted into the

Collection Account. If the Debtor, AmeriCredit, AFC III or the Collection Agent receives any Collections, the Debtor, AmeriCredit, AFC III or the Collection Agent, as applicable, shall immediately, but in any event within two (2) Business Days of receipt, remit (and shall cause AmeriCredit and AFC III to remit) such Collections to the Collection Account.

     SECTION 2.7.   Deemed Collections; Application of Payments.
                    -------------------------------------------

               (a) If on any day the outstanding balance of a Receivable is either (x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, rebate, dispute, warranty claim, repossessed or returned goods, charge-back, allowance, any billing adjustment, dilutive factor or other adjustment or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Debtor shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation and the Debtor shall pay to the Collection Agent an amount equal to such reduction or cancellation and such amount shall be deposited into the Collection Account and applied by the Collection Agent as a Collection in accordance with Section 2.3 or 2.4 hereof, as applicable. The Net Investment shall be reduced by the amount of such payment applied to the reduction of the Net Investment and actually received by the Agent.

               (b)  If on any day any of the representations or warranties in
Article III was or becomes untrue with respect to a Receivable (whether on or after the date of any transfer of an interest therein to the Collateral Agent, for the benefit of the Secured Parties, as contemplated hereunder), the Debtor shall be deemed to have received on such day a Collection of such Receivable in full and the Debtor shall on such day pay to the Collection Agent an amount equal to the Outstanding Balance of such Receivable and such amount shall be deposited into the Collection Account and allocated and applied by the Collection Agent as a Collection allocable to the Net Investment in accordance with Section 2.3 or 2.4 hereof, as applicable. The Net Investment shall be reduced by the amount of such payment applied to the reduction of the Net Investment and actually received by the Agent.

               (c) Any payment by an Obligor in respect of any indebtedness owed by it to the Debtor, AmeriCredit or AFC III shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor included in the Net Investment (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.

     SECTION 2.8.   Payments and Computations, Etc. All amounts to be paid or
                    ------------------------------
deposited by the Debtor or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 p.m. (New York City time) on the day when due in immediately available funds; if such amounts are payable to the Agent (whether on behalf of the Company or any other Owners or otherwise), they shall be paid or deposited in the Agent's account indicated in Section 9.3 hereof, until otherwise notified by the Agent, the Company or any other Owners. The Debtor shall, to the extent permitted by law, pay to the applicable Secured Parties upon demand, interest on all amounts not paid or deposited when due to the Secured Parties hereunder at a rate equal to 2% per annum plus the Base Rate. All computations of Carrying Costs, interest and all per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Agent of amounts payable by the Debtor hereunder shall be binding upon the Debtor absent manifest error.

     SECTION 2.9.   Reports.  On or before each Determination Date, the
                    -------
Collection Agent shall prepare and forward to the Collateral Agent and the Administrative Agent, (i) a Servicer's Certificate as of the end of the preceding Settlement Period, (ii) if requested by the Collateral Agent or the Administrative Agent, a computer tape listing by Obligor all Receivables, together with an aging of such Receivables, and (iii) such other information as the Collateral Agent, the Administrative Agent or any Secured Party may reasonably request. The Agent shall provide to the Debtor, two (2) days prior to each Determination Date, a monthly settlement statement containing information relating to the amount of each obligation of the Company which comprises Carrying Costs for the most recent Settlement Period and the amount of interest earnings on all related accounts for such Settlement Period.

     SECTION 2.10.  Collection Account.
                    ------------------

               (a) There shall be established on or prior to the Initial Funding Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Collection Account"),
                                                    ------------------
bearing a designation clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. The Collection Account shall be under the exclusive ownership and control of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Collection Account. The Collection Agent shall remit daily from the Lock-Box Account, within two (2) Business Days of receipt, to the Collection Account all Collections received with respect to any Receivables. On each Remittance Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be considered to be Collections and shall be distributed hereunder as such. On the date on which the Net Investment is zero and all Carrying Costs and other Aggregate Unpaids have been paid in full, any funds remaining on deposit in the Collection Account shall be paid to the Debtor.

               (b) Subject to subsection (d) below, funds on deposit in the Collection Account shall be invested in Eligible Investments by the Collateral Agent at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (c) The Servicer shall provide the Collateral Agent on or prior to the Initial Funding Date and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Collection Account.

               (d) Funds on deposit in the Collection Account shall be invested by the Collateral Agent, in the name of the Collateral Agent, in Eligible Investments that will mature so that such funds will be available so as to permit amounts in the Collection Account to be paid and applied on the Remittance Date and otherwise in accordance with the provisions of Sections 2.3 and 2.4 hereof. On the last day of each funding period, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be retained in the Collection Account and be available to make any payments required to be made hereunder (including Carrying Costs) by the Debtor. Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Collection Account

     SECTION 2.11.  [Intentionally Omitted].
                    -----------------------

     SECTION 2.12.  [Intentionally Omitted].
                    -----------------------

     SECTION 2.13.  [Intentionally Omitted].
                    -----------------------

     SECTION 2.14.  Reserve Account; Withdrawals; Releases.
                    --------------------------------------

               (a) (i) There shall be established on the Closing Date and maintained, for the benefit of the Secured Parties, with the Collateral Agent, an Eligible Deposit Account (the "Reserve Account"), bearing a designation
                                  ---------------
clearly indicating that the funds deposited therein are held in the name of the Collateral Agent, for the benefit of the Secured Parties. Subject to the terms hereof, the Collateral Agent shall possess all right, title and interest in and to all funds deposited from time to time in the Reserve Account. On each Funding Date, the Debtor shall deposit (or cause to be withheld from the proceeds of Related Commercial Paper) to the credit of the Reserve Account an amount, if any, equal to the amount required to fund the Reserve Account to the Reserve Account Floor.

               (ii) Funds on deposit in the Reserve Account (other than investment earnings) shall be invested by the Collateral Agent (in the name of the Collateral Agent on behalf of the Secured Parties) in Eligible Investments that will mature so that such funds will be available on the Remittance Date following such investment. Investment earnings on amounts on deposit in the Reserve Account shall be deposited into the Collection Account immediately following receipt thereof.

               (iii) Subject to clause (ii) above, funds on deposit in the Reserve Account shall be invested in Eligible Investments by or at the written direction of the Servicer, provided that if such Eligible Investments are not available or a Termination Event shall have occurred, such investments shall be made in the investment described in subclause (iv) of the definition of Eligible Investments. Any such written directions shall specify the particular investment to be made and shall certify that such investment is an Eligible Investment and is permitted to be made under this Agreement.

               (iv) The Servicer shall provide the Collateral Agent on the date hereof and from time to time an incumbency certificate or the substantial equivalent with respect to each officer of the Servicer that is authorized to provide instructions relating to investments in Eligible Investments in the Reserve Account.

               (v) On the Termination Date, the Collateral Agent shall withdraw all amounts on deposit in the Reserve Account and deposit such amounts into the Collection Account. On the date on which the Aggregate Unpaids have been paid in full in cash, any funds remaining on deposit in the Reserve Account shall be paid to the Debtor. Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Reserve Account, as applicable.

               (b) (i) In the event that Available Funds with respect to any Remittance Date are insufficient to provide for the payment of the amounts described in Section 2.3(a)(i) through (vi) hereof, the Collateral Agent shall make a withdrawal from the Reserve Account in the amount of such deficiency and the proceeds from such withdrawal shall be applied by the Collateral Agent to the required distributions and payments. Funds may also be released from the Reserve Account each month in accordance with Section 2.3(c).

               (ii) In the event that on any day on which a Take-Out occurs after giving effect to clause (b)(i) above, the amount on deposit in the Reserve Account (calculated as of the date of the Take-Out) exceeds the Reserve Account Floor, the Collateral Agent shall (x) if no Termination Event or Potential Termination Event shall have occurred, release to the Debtor an amount equal to the excess of the amount on deposit in the Reserve Account over the Reserve Account Floor and (y) if a Termination Event shall have occurred, apply as part of Available Funds pursuant to Section 2.3 hereof an amount equal to the excess of the amount on deposit in the Reserve Account over the Reserve Account Floor.

               (iii) In the event that on any Remittance Date after giving effect to the amounts required to be distributed pursuant to Section 2.3(a) and any amounts to be withdrawn pursuant to clause (b)(i) above, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, the Collateral Agent shall (x) if no Termination Event or Potential Termination Event shall have occurred, release to the Debtor an amount equal to the excess of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and (y) if a Termination Event shall have occurred, apply as part of Available Funds pursuant to Section 2.3 hereof an amount equal to the excess of the amount on deposit in the Reserve Account over the Reserve Account Floor.

               (iv) After the occurrence of the Termination Date upon the day on which the Net Investment is zero and the Aggregate Unpaids shall have been paid in full, in cash, the Collateral Agent shall release to the Debtor all amounts on deposit in the Reserve Account.

     SECTION 2.15.  Optional Release.
                    ----------------

          On any Business Day, the Debtor shall have the right, upon delivery to the Collateral Agent of a Take-Out Notice substantially in the form of Exhibit K hereto, to require the Collateral Agent to release its security interest in and its Lien on all or part of the Contracts and the related Receivables (excluding any Contracts and related Receivables booked after the cut-off date applicable to the structured finance transaction established by or on behalf of the Debtor or an affiliate, to which the released Contracts and related Receivables will be subject) on the terms and conditions set forth herein. It shall be a condition precedent to any such release that (i) the Debtor shall pay to the Company and the other Owners, as applicable, an amount equal to the amount necessary to reduce the Net Investment to an amount equal to the product of the Noteholder's Percentage and the Net Receivables Balance (calculated after giving effect to such proposed release of Receivables and by including in the Net Receivables Balance only those Receivables that as of such date satisfy (as if determined on such date) the definition of Eligible Receivable provided that no Delinquent Receivable shall be classified as an Eligible Receivable on such day) and (ii) the amount to be paid pursuant to clause (i) above shall (x) not be greater than the principal component of the Company's maturing Commercial Paper which was issued to fund such portion of the Net Investment or the principal component subject to the funding period utilized by the Company, the other Owners or the Liquidity Provider to fund such portion of the Net Investment, as applicable and (y) be at least $5,000,000, (iii) the Debtor shall deposit to the Collection Account an amount equal to the sum of (x) all unreimbursed Servicer Advances and (y) Carrying Costs and Early Collection Fees, if any, associated with the Receivables to be released as determined by the Agent, (iv) the Debtor shall have given the Agent and the Collateral Agent at least three (3) Business Days' irrevocable prior written notice of (x) its intention to request a release with respect to such Contracts and Receivables and (y) the proposed date of such release, (v) the Debtor shall provide to the Agent and the Collateral Agent an Officer's Certificate certifying that as of the date of such release all non-released Receivables satisfy the definition of Eligible Receivable (and are not Delinquent Receivables or Defaulted Receivables) set forth herein, (vi) after giving effect to such release the amount on deposit in the Reserve Account shall be at least equal to the Required Reserve Account Amount, (vii) in the case of a release of the security interest with respect to all of the Contracts and related Receivables, the Debtor shall deposit to the Collection Account all other Aggregate Unpaids, (viii) the Debtor shall not have applied any adverse selection criteria to the Contracts and the Receivables being released on such date and (ix) AmeriCredit shall pay any breakage costs incurred in connection with such release under any Hedging Arrangement. Nothing above shall imply a duty of the Collateral Agent to determine whether such above-referenced conditions precedent have been satisfied. The Debtor shall pay to the Agent, for the benefit of the Company and the other Owners, as applicable, and the Collection Account, as applicable, such amounts as are required under this Section on the date of such release.

          The amount described in clause (i) above upon receipt by the Agent, for the benefit of the Company and the other Owners, as applicable, shall be applied in reduction of the Net Investment. From the amount described in clause
(iii) above an amount equal to unreimbursed Servicer Advances shall be distributed to the Collection Agent and the remainder of such amounts shall be remitted to the Agent, for the benefit of the Company and the other Owners, as applicable, in accordance with Section 2.3(a) hereof.

          The Debtor shall be obligated to pay all reasonable legal fees, expenses or other costs of the Agent, the Collateral Agent, and the Secured Parties arising in connection with any such assignment.

          Upon the deposit to the Collection Account and the payment by the Debtor of the amounts described in this Section, the Collateral Agent shall execute and deliver to the Debtor, at the Debtor's expense, such documents or instruments as are necessary to terminate the Collateral Agent's security interest in the released Receivables and the Contracts related thereto. Any such documents shall be prepared by or on behalf of the Debtor in form and substance satisfactory to the Collateral Agent.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1.   Representations and Warranties of the Debtor.  On the
                    --------------------------------------------
Closing Date and on each Determination Date, Remittance Date and Funding Date, the Debtor represents and warrants to the Agent, the Administrative Agent, the Collateral Agent and the Secured Parties that:

               (a)  Existence and Power.  The Debtor is a business trust duly
                    -------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Debtor is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified.

               (b)  Authorization; Contravention.  The execution, delivery and
                    ----------------------------
performance by the Debtor of this Agreement and the other Transaction Documents are within the Debtor's trust powers, have been duly authorized by all necessary trust action, require no action by or in respect of, or require the consent or approval of, or the filing of any notice or other documentation with, any Official Body or other Person (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Trust Agreement of the Debtor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Debtor or result in the creation or imposition of any Adverse Claim on the assets of the Debtor or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

               (c)  Binding Effect.  Each of this Agreement and the other
                    --------------
Transaction Documents has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

               (d)  Perfection.  Immediately preceding each Funding, the Debtor
                    ----------
shall be the legal and beneficial owner of all of the Receivables, Related Security and Collections, free and clear of all Adverse Claims. On or prior to each Funding and each day on which a Receivable is sold to the Debtor by AmeriCredit or AFC III, as the case may be, pursuant to the Master Receivables Purchase Agreement, all financing statements and other documents required to be recorded or filed in order to perfect and protect (i) the Debtor's interest in the Receivables, the Contracts related thereto, the Related Security with respect thereto and all Proceeds thereof against all creditors of and purchasers from AmeriCredit or AFC III, as applicable and (ii) the interest of the Collateral Agent on behalf of the Company and the other Owners in the Collateral against all creditors of and purchasers from AmeriCredit, AFC III and the Debtor will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

               (e)  Accuracy of Information.  All information heretofore
                    -----------------------
furnished by the Debtor (including without limitation, the Servicer's Certificate, any reports delivered pursuant to Section 2.9 hereof and AmeriCredit Corp.'s financial statements) to the Collateral Agent, the Secured Parties, the Administrative Agent or any of the other Persons party hereto for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Debtor to any such Person will be, true and accurate in every material respect, and the Debtor has not omitted to disclose any information which is material to the transaction on the date such information is furnished.

               (f)  Tax Status.  All tax returns (federal, state and local)
                    ----------
required to be filed with respect to the Debtor have been filed (which filings may be made by an Affiliate of the Debtor on a consolidated basis covering the Debtor and other Persons) and there has been paid or adequate provision made for the payment of all taxes, assessments and other governmental charges in respect of the Debtor (or in the event consolidated returns have been filed, with respect to the Persons subject to such returns).

               (g)  Action, Suits.  There are no actions, suits or proceedings
                    -------------
pending, or to the knowledge of the Debtor threatened, against or affecting (x) the Debtor or its properties and (y) except as set forth in Exhibit E hereto, against any Affiliate of the Debtor or their respective properties, in or before any court, arbitrator or other body which in the case of clause (y), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect if determined adversely to such Affiliate. The Debtor is not in violation of any order of any Official Body.

               (h)  Use of Proceeds.  The proceeds of any Funding will be used
                    ---------------
by the Debtor to (a) acquire the Receivables, the Contracts related thereto and the Related Security with respect thereto from AmeriCredit or AFC III, as the case may be, pursuant to the Master Receivables Purchase Agreement, (b) to pay down debt in connection with the purchase of the Receivables and Contracts pursuant to the Master Receivables Purchase Agreement, or (c) to make distributions constituting a return of capital. No proceeds of any Funding will be used by the Debtor to acquire any security in any transaction which is subject to Section 12 of the Securities Exchange Act of 1934, as amended or for any purpose that violates any applicable law, rule or regulation, including Regulation U of the Federal Reserve Board.

               (i)  Place of Business.  The principal place of business and
                    -----------------
chief executive office (as such terms are defined in the UCC) of the Debtor are located at the address of the Debtor indicated in Section 9.3 hereof and the offices where the Debtor keeps all its Records, are located at the address(es) described on Exhibit F or such other locations notified to the Company in accordance with Section 2.6 hereof in jurisdictions where all action required by
Section 2.6 hereof has been taken and completed.

               (j)  Good Title.  Upon each Funding and on each day on which a
                    ----------
Receivable and related Contract is sold to the Debtor by AmeriCredit or AFC III, as the case may be, pursuant to the Master Receivables Purchase Agreement, the Collateral Agent shall acquire a valid and perfected first priority security interest in each Receivable and related Contract that exists on the date of such Funding and sale and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim.

               (k)  Tradenames, Etc.  As of the date hereof:  (i) the Debtor
                    ----------------
has only the subsidiaries and divisions listed on Exhibit G hereto; and (ii) the Debtor has not operated under any tradenames and has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

               (l)  Nature of Receivables.  Each Receivable (x) represented by
                    ---------------------
the Debtor or the Collection Agent to be an Eligible Receivable (including in any report, document or instrument delivered hereunder or in connection with the other Transaction Documents) or (y) included in the calculation of the Net Receivables Balance, satisfies at the time of such representation or inclusion the definition of "Eligible Receivable" set forth herein and, in the case of clause (y) above is not a Defaulted Receivable.

               (m)  Credit and Collection Policy.  Since March 31, 2000, there
                    ----------------------------
have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

               (n)  Collection and Servicing; Material Adverse Effect.  Since
                    -------------------------------------------------
March 31, 2000, there has not been any material adverse change in the ability of the Collection Agent (to the extent it is AmeriCredit, the Debtor or any Subsidiary or Affiliate of any of the foregoing) to service and collect the Receivables or other Material Adverse Effect.

               (o)  No Termination Event.  No event has occurred and is
                    --------------------
continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

               (p)  Not an Investment Company or a Holding Company.  The Debtor
                    ----------------------------------------------
is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act. The Debtor is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (q)  ERISA.  Each of the Debtor and its ERISA Affiliates is in
                    -----
compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

               (r)  Lock-Box Accounts.  The names and addresses of all the
                    -----------------
Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit A hereto (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Collateral Agent and for which Lock-Box Agreements have been executed in accordance with Section 2.6(b) hereof and delivered to the Collateral Agent). All Obligors have been instructed (or will be instructed on their next billing statement) to make payment to a Lock-Box Account.

               (s)  Bulk Sales.  No transaction contemplated hereby or by the
                    ----------
Note Purchase Agreement or the Master Receivables Purchase Agreement requires compliance with any bulk sales act or similar law.

               (t)  Transfers Under Master Receivables Purchase Agreement.
                    -----------------------------------------------------
Each Receivable which has been transferred to the Debtor by AmeriCredit or AFC III has been purchased by the Debtor from AmeriCredit or AFC III, as the case may be, pursuant to, and in accordance with, the terms of the Master Receivables Purchase Agreement.

               (u)  Preference; Voidability.  With respect to each transfer of
                    -----------------------
Receivables and Related Security from AmeriCredit or AFC III, as the case may be, to the Debtor, the Debtor has given reasonably equivalent value to AmeriCredit or AFC III, as applicable, in consideration for such transfer of Receivables and Related Security, and each such transfer has not been made for or on account of an antecedent debt owed by AmeriCredit or AFC III to the Debtor and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

               (v)  Insurance Policies.  At the time of the sale of each
                    ------------------
Receivable and related Contract by AmeriCredit or AFC III to the Debtor pursuant to the Master Receivables Purchase Agreement, each Financed Vehicle is required to be covered by physical damage and liability insurance obtained by the related Obligor at least in the amount required by the related Contract, and each such required insurance policy is required to name AmeriCredit or AFC III, as loss payee and is required to be in full force and effect.

               (w)  Representations and Warranties of AmeriCredit and AFC III.
                    ---------------------------------------------------------
Each of the representations and warranties of AmeriCredit and AFC III set forth in Sections 3.1 and 3.3, respectively, of the Master Receivables Purchase Agreement are true and correct in all material respects and each of AmeriCredit and AFC III hereby remakes all such representations and warranties for the benefit of the Agent, the Collateral Agent, the Company, the other Owners and the Administrative Agent.

          Any document, instrument, certificate or notice delivered hereunder by the Debtor to the Agent, the Administrative Agent, the Collateral Agent or the Secured Parties shall be deemed a representation and warranty by the Debtor.

     SECTION 3.2.   Representations and Warranties of the Collection Agent.  On
                    ------------------------------------------------------
the Closing Date and on each Determination Date, Remittance Date and Funding Date, the Collection Agent represents and warrants to the Agent, the Administrative Agent, the Collateral Agent and the Secured Parties that:

               (a)  Corporate Existence and Power.  The Collection Agent is a
                    -----------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Collection Agent is duly qualified to do business in and is in good standing in every other jurisdiction in which the nature of its business requires it to be so qualified.

               (b)  Corporate and Governmental Authorization; Contravention.
                    -------------------------------------------------------
The execution, delivery and performance by the Collection Agent of this Agreement and the other Transaction Documents are within the Collection Agent's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or require the consent or approval of, or the filing of any notice or other documentation with, any Official Body (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Collection Agent or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Collection Agent or result in the creation or imposition of any Adverse Claim on assets of the Collection Agent or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

               (c)  Binding Effect.  This Agreement has been duly executed and
                    --------------
delivered and constitutes the legal, valid and binding obligation of the Collection Agent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

               (d)  Accuracy of Information.  All information heretofore
                    -----------------------
furnished by the Collection Agent to the Collateral Agent, the Secured Parties, the Administrative Agent or any of the other Persons party hereto for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Collection Agent to the Collateral Agent, the Secured Parties or the Administrative Agent will be, true and accurate in every material respect, and the Collection Agent has not omitted , and will not omit, to disclose any information which is material to the transactions contemplated by this Agreement on the date such information was or is furnished.

               (e)  Action, Suits.  There are no actions, suits or proceedings
                    -------------
pending, or to the knowledge of the Collection Agent threatened, against or affecting the Collection Agent or any Affiliate of the Collection Agent or their respective properties, in or before any court, arbitrator or other body, which, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Effect. The Collection Agent is not in violation of any order of any Official Body.

               (f)  Nature of Receivables.  Each Receivable included in the
                    ---------------------
calculation of the Net Receivables Balance satisfies at such time the definition of "Eligible Receivable" and is not a Defaulted Receivable.

               (g)  Credit and Collection Policy.  Since March 31, 2000, there
                    ----------------------------
have been no material changes in the Credit and Collection Policy other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

               (h)  Collections and Servicing; Material Adverse Effect.  Since
                    --------------------------------------------------
March 31, 2000, there has not been any material adverse change in the ability of the Collection Agent to service and collect the Receivables or other Material Adverse Effect relating to the Collection Agent.

               (i)  Not an Investment Company or a Holding Company.  The
                    ----------------------------------------------
Collection Agent is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

The Collection Agent is not a "holding company," or a subsidiary or affiliate of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (j)  Lock-Box Accounts.  The names and addresses of all the
                    -----------------
Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Exhibit A (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Debtor and the Collateral Agent and for which Lock-Box Agreements have been executed in accordance with Section 2.6(b) hereof and delivered to the Collateral Agent). All Obligors have been instructed (or will be instructed on their next billing statement) to make payment to a Lock-Box Account.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     SECTION 4.1.   Conditions to Effectiveness.  On or prior to the date of
                    ---------------------------
execution hereof, the Debtor shall deliver to the Agent the following documents, instruments and fees all of which shall be in a form and substance acceptable to the Agent:

               (a) An executed copy of this Agreement, the Master Receivables Purchase Agreement, the Fee Letter and each of the other Transaction Documents (other than the Note, any Hedging Arrangement and the Lock-Box Agreement.

               (b) Any other fees or amounts due and payable on the Closing Date in accordance with the Fee Letter.

               (c) Such other documents, approvals, consents, instruments, certificates or opinions as the Collateral Agent or the Secured Parties shall reasonably request.

     SECTION 4.2.   Conditions to Initial Funding.  The obligation of the
                    -----------------------------
Company to make the Initial Funding hereunder is subject to (i) satisfaction of the conditions precedent set forth in Section 4.1 hereof and Section 2.1(d) of the Note Purchase Agreement and (ii) receipt by the Agent of the following documents, instruments and fees, all of which shall be in a form and substance acceptable to the Agent:

               (a) A copy of the resolutions of the Board of Directors of AmeriCredit, certified by its Secretary approving the execution, delivery and performance by it (and the Debtor) of this Agreement, the Master Receivables Purchase Agreement, the Trust Agreement and the other Transactions Documents to be delivered by it (and the Debtor) hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholders consents) and government approvals, if any.

               (b) A copy of the resolutions of the Board of Directors of AFC III, certified by its Secretary approving the execution, delivery and performance by it of this Agreement, the Master Receivables Purchase Agreement, the Trust Agreement and the other Transactions Documents to be delivered by it hereunder or thereunder and all other documents evidencing necessary corporate action (including shareholders consents, if any) and government approvals, if any.

               (c) The certificate of trust of the Debtor certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Initial Funding Date.

               (d) The certificate of incorporation of AmeriCredit certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Initial Funding Date.

               (e) The certificate of incorporation of AFC III certified by the Secretary of State of the State of Delaware dated a date reasonably prior to the Initial Funding Date.

               (f) (i) The articles of incorporation of the Trustee certified by an officer of the Trustee dated a date reasonably prior to the Initial Funding Date and (ii) a power of attorney granted by the Trust in favor of Bankers Trust (Delaware).

               (g) A Good Standing Certificate for the Debtor issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign trust issued by the Secretary of State or other similar official of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement, the Master Receivables Purchase Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Initial Funding Date.

               (h) A Good Standing Certificate for AmeriCredit issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign corporation issued by the Secretary of State or other similar official of Texas and California, in each case, dated a date reasonably prior to the Initial Funding Date.

               (i) A Good Standing Certificate for AFC III issued by the Secretary of State of the State of Delaware and certificates of qualification as a foreign corporation issued by the Secretary of State or other similar official of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement, the Master Receivables Purchase Agreement and the other Transaction Documents, in each case, dated a date reasonably prior to the Initial Funding Date.

               (j) A Good Standing Certificate for the Trustee issued by the Secretary of State of the State of Delaware, dated a date reasonably prior to the Initial Funding Date.

               (k)  [Intentionally Omitted].

               (l) A Certificate of the Secretary of AmeriCredit substantially in the form of Exhibit I hereto.

               (m) A Certificate of the Secretary of AFC III substantially in the form of Exhibit I hereto.

               (n) A Certificate of the Secretary of the Trustee substantially in the form of Exhibit I hereto.

               (o) Acknowledgement copies of proper financing statements (Form UCC-1), naming AmeriCredit as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security and Collections, free and clear of any Adverse Claim.

               (p) Acknowledgement copies of proper financing statements (Form UCC-1), naming AFC III as the debtor/seller in favor of the Debtor as secured party/purchaser and the Collateral Agent, for the benefit of the Secured Parties, as assignee of the secured party/purchaser or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Debtor's interest in the Receivables, Related Security and Collections, free and clear of any Adverse Claim.

               (q) Acknowledgement copies of proper financing statements (Form UCC-1), naming the Debtor as the debtor in favor of the Collateral Agent, for the benefit of the Secured Parties, or other similar instruments or documents as may be necessary or in the reasonable opinion of the Collateral Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent's security interest in the Collateral, including all Receivables, Related Security and Collections, free and clear of any Adverse Claim.

               (r) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security and Collections, previously granted by AmeriCredit.

               (s) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Receivables, Related Security and Collections, previously granted by AFC III.

               (t) Copies of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in the Collateral, including the Receivables, Related Security and Collections, previously granted by the Debtor.

               (u) Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Collateral Agent) dated a date reasonably near the date of the Initial Funding listing all effective financing statements which name the Debtor, AmeriCredit or AFC III (under its present name and any previous name) as debtor and which are filed in jurisdictions in which the filings were made pursuant to items (p), (q) and (r) above together with copies of such financing statements with respect to AFC III and the Debtor, and, with respect to AmeriCredit, as may be requested by the Agent or its counsel (none of which shall cover any Receivables or Contracts).

               (v) Executed copies of the Lock-Box Agreements relating to each of the Lock-Box Accounts.

               (w) An opinion of Dewey Ballantine LLP, special counsel to the Debtor, AmeriCredit and AFC III, in form and substance satisfactory to the Agent and the Agent's counsel.

               (x) An opinion of Dewey Ballantine LLP, special counsel to the Debtor, AmeriCredit and AFC III, covering certain bankruptcy and insolvency matters (i.e. "true sale" and non-consolidation) in form and substance satisfactory to the Agent and the Agent's counsel.

               (y) The Note, duly executed by the Debtor and appropriately completed.

               (z) Executed copies of the documentation relating to any Hedging Arrangement.

               (aa) Such other documents, approvals, consents, instruments, certificates or opinions as the Collateral Agent or the Secured Parties shall reasonably request.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.1.   Affirmative Covenants of the Debtor and AmeriCredit.  At all
                    ---------------------------------------------------
times from the date hereof to the later to occur of (i) the Termination Date or
(ii) the date on which the Net Investment has been reduced to zero, all accrued Carrying Costs shall have been paid in full in cash and all other Aggregate Unpaids shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)  Financial Reporting and Other Information.  AmeriCredit and
                    -----------------------------------------
AFC III shall, and shall cause the Debtor and each of the Debtor's, AmeriCredit's and AFC III's Subsidiaries to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent and the Collateral Agent:

               (i)  Annual Reporting.  As soon as available and in any event
                    ----------------
within 90 days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for AmeriCredit Corp. and its consolidated Subsidiaries prepared in accordance with GAAP and any management letter (which letter shall be furnished as soon as available) prepared by independent certified public accountants acceptable to the Agent, certified, without qualification by such accountants and each other report or statement sent to shareholders or publicly filed by AmeriCredit Corp. or the Debtor.

               (ii)  Quarterly Reporting.  As soon as available and in any event
                     -------------------
within 45 days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of AmeriCredit Corp., a consolidated balance sheet of AmeriCredit Corp. and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and a consolidated statement of income of AmeriCredit Corp. and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of AmeriCredit Corp. identifying such documents as being the documents described in this Section 5.1(a)(ii) and stating that the information set forth therein fairly presents the financial condition of AmeriCredit Corp. and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals.

               (iii) Compliance Certificate.  Together with the financial
                     ----------------------
statements required hereunder, a compliance certificate signed by AmeriCredit Corp.'s chief financial officer, treasurer or authorized officer who shall hold the office of a Vice President or above, stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Debtor or AmeriCredit Corp. as applicable and (y) to the best of such Person's knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof and showing the computation of, and showing compliance with, each of the financial ratios and restrictions set forth in Section 5.4 and Section 6.1(m), (q), (s), (t) and (u) hereof.

               (iv)  Shareholders Statements and Reports.  Promptly upon the
                     -----------------------------------
furnishing thereof to the shareholders of AmeriCredit Corp., copies of all financial statements, reports and proxy statements so furnished.

               (v)   S.E.C. Filings.  Promptly upon the filing thereof, copies
                     --------------
of all registration statements and annual, quarterly, monthly or other regular reports which AmeriCredit Corp. or any Subsidiary files with the Securities and Exchange Commission, other than any reports on Form 8-K filed with respect to securitizations unrelated to this Agreement or the transactions contemplated hereby.

               (vi)  Notice of Termination Events or Potential Termination
                     -----------------------------------------------------
Events, Etc. (A) As soon as possible and in any event within two (2) days after
-----------
the occurrence of each Termination Event or each Potential Termination Event, a statement of the chief financial officer, chief accounting officer or treasurer of the Servicer setting forth details of such Termination Event or Potential Termination Event and the action which the Debtor proposes to take with respect thereto, which information shall be updated promptly from time to time; (B) promptly after the Debtor obtains knowledge thereof, notice of any litigation, investigation or proceeding that may exist at any time between the Servicer and any Person that may result in a Material Adverse Effect or any litigation or proceeding relating to any Transaction Document; and (C) promptly after the occurrence thereof, notice of any Material Adverse Effect.

               (vii) Change in Credit and Collection Policy and Debt Ratings.
                     -------------------------------------------------------
Within ten (10) days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment. Within five (5) days after the date of any change in AmeriCredit's or AmeriCredit Corp.'s public or private debt ratings, if any, a written certification of AmeriCredit's or AmeriCredit Corp.'s public and private debt ratings after giving effect to any such change.

               (viii) ERISA.  Promptly after the filing or receiving thereof,
                      -----
copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Debtor, AmeriCredit, AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Debtor, AmeriCredit, AFC III or any ERISA Affiliates of the Debtor, AmeriCredit or AFC III receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

               (ix)   Change in Accountants or Accounting Policy.  Promptly,
                      ------------------------------------------
notice of any change in the accountants or material change in accounting policy of either the Debtor, AmeriCredit Corp., AmeriCredit or AFC III.

               (x)    Other Information.  Such other information (including
                      -----------------
non-financial information) with respect to the Debtor, AmeriCredit Corp., AmeriCredit, AFC III or any of their respective Subsidiaries as the Administrative Agent, the Collateral Agent or any Secured Party may from time to time reasonably request.

               (b)    Conduct of Business.  (i) AmeriCredit and AFC III shall
                      -------------------
cause the Debtor and each of the Debtor's, AmeriCredit's and AFC III's Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) the Debtor and AFC III shall at all times be a wholly-owned Subsidiary of AmeriCredit.

               (c)    Compliance with Laws. AmeriCredit or AFC III shall, and
                      --------------------
shall cause the Debtor and each of the Debtor's, AmeriCredit's and AFC III's Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

               (d)    Furnishing of Information and Inspection of Records.
                      ---------------------------------------------------
AmeriCredit or AFC III shall, and shall cause the Debtor to, furnish to the Agent from time to time such information with respect to the Receivables as the Agent may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding balance for each Receivable. AmeriCredit or AFC III shall, and shall cause the Debtor to, at any time and from time to time, during regular business hours and, provided that a Termination Event or Potential Termination Event shall not have occurred and be continuing, upon reasonable prior notice, permit the Collateral Agent or any Secured Party, or their agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Debtor, AmeriCredit or AFC III, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Debtor's, AmeriCredit's or AFC III's performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Debtor, AmeriCredit or AFC III, as applicable, having knowledge of such matters.

               (e)  Offices, Records and Books of Account. The Debtor (i) shall
                    -------------------------------------
keep its principal place of business and chief executive office (as such terms or similar terms are used in the UCC) and the office where it keeps its records concerning the Receivables at the address of the Debtor set forth in Section 9.3 hereof or at any other locations in jurisdictions where all actions requested by the Secured Parties to protect and perfect the interest of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral have been taken and completed and (ii) shall provide the Collateral Agent with at least 30 days' written notice before making any change in the Debtor's name or making any other change in the Debtor's identity or corporate structure that could render any UCC financing statement filed in connection with this Agreement seriously misleading as such term (or similar term) is used in the UCC. Each notice to the Collateral Agent pursuant to the foregoing sentence shall set forth the applicable change and the effective date thereof. AmeriCredit or AFC III shall, and shall cause the Debtor to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). AmeriCredit or AFC III shall, and shall cause the Debtor to, give the Agent notice of any material change in the administrative and operating procedures of the Debtor, AmeriCredit or AFC III, as applicable, referred to in the previous sentence.

               (f)  Performance and Compliance with Contracts Related to the
                    --------------------------------------------------------
Receivables. AmeriCredit or AFC III, at their expense, shall, and shall cause
-----------
the Debtor to, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Debtor, AmeriCredit or AFC III under the Contracts related to the Receivables.

               (g)  Credit and Collection Policies. AmeriCredit or AFC III
                    ------------------------------
shall, and shall cause the Debtor to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

               (h)  Collections. AmeriCredit or AFC III shall, and shall cause
                    -----------
the Debtor to, instruct all Obligors to cause all Collections to be deposited directly to a Lock-Box Account.

               (i)  Collections Received. AmeriCredit or AFC III shall, and
                    --------------------
shall cause the Debtor to, hold in trust, and deposit, immediately, but in any event not later than forty-eight (48) hours of its receipt thereof, to the Collection Account all Collections received from time to time by the Debtor, AmeriCredit or AFC III, as the case may be.

               (j)  Contribution Treatment. AmeriCredit or AFC III shall not,
                    ----------------------
and shall not permit the Debtor to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Master Receivables Purchase Agreement in any manner other than as a contribution of Receivables by AmeriCredit or AFC III, as applicable, to the Debtor. In addition, AmeriCredit or AFC III shall, and shall cause the Debtor to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transactions contemplated by the Master Receivables Purchase Agreement and the interest of the Debtor (in the case of AmeriCredit's or AFC III's financial statements) in the Affected Assets.

               (k)  Separate Business.  (a)  The Debtor shall be a limited
                    -----------------
purpose entity whose primary activities are restricted in the Trust Agreement to
(i) purchasing or otherwise acquiring from AmeriCredit or AFC III, owning, holding, granting security interests or selling interests in Affected Assets,
(ii) entering into agreements for the selling, financing and servicing of the Affected Assets, and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities. The Debtor shall not create any Subsidiaries or divisions. The Debtor shall not engage in any business other than the transactions contemplated by the Transaction Documents. The Debtor shall at all times (a) to the extent the Debtor's office is located in the offices of AmeriCredit, AFC III or any Affiliate of AmeriCredit or AFC III, pay fair market rent for its executive office space located in such offices, (b) maintain the Debtor's books, financial statements, accounting records and other trust documents and records separate from those of AmeriCredit, AFC III or any other entity, (c) not commingle the Debtor's assets with those of AmeriCredit, AFC III or any other entity, (d) act solely in its own name and through its own authorized officers and agents, (e) make investments directly or by brokers engaged and paid by the Debtor or its agents (provided that if any such agent is an Affiliate of the Debtor it shall be
 --------
compensated at a fair market rate for its services), (f) separately manage its liabilities from those of AmeriCredit, AFC III or any Affiliates of AmeriCredit or AFC III and pay its own liabilities, including all administrative expenses, from its own separate assets, except that AmeriCredit may pay the organizational expenses of the Debtor, and (g) pay from the Debtor's assets all obligations and indebtedness of any kind incurred by the Debtor. The Debtor shall abide by all trust formalities, and the Debtor shall cause its financial statements to be prepared in accordance with GAAP in a manner that indicates the separate existence of the Debtor and its assets and liabilities. The Debtor shall (i) pay all its liabilities, (ii) not assume the liabilities of AmeriCredit, AFC III or any Affiliate of AmeriCredit or AFC III, (iii) not lend funds or extend credit to AmeriCredit, AFC III or any Affiliate of AmeriCredit or AFC III and (iv) not guarantee the liabilities of AmeriCredit, AFC III or any Affiliates of AmeriCredit or AFC III. The officers of the Debtor (as appropriate) shall make decisions with respect to the business and daily operations of the Debtor independent of and not dictated by any controlling entity. The Debtor shall not engage in any business not permitted by the Trust Agreement as in effect on the Closing Date.

               (l)  Trust Agreement.  The Debtor shall only amend, alter,
                    ---------------
change or repeal the Trust Agreement with the prior written consent of the Collateral Agent.

     SECTION 5.2.   Negative Covenants of Debtor and AmeriCredit.  At all times
                    --------------------------------------------
from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Net Investment has been reduced to zero, all accrued Carrying Costs shall have been paid in full in cash and all other Aggregate Unpaids shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)  No Sales, Liens, Etc.  Except as otherwise provided herein
                    --------------------
and in the Master Receivables Purchase Agreement, AmeriCredit and AFC III shall not, and shall not permit the Debtor to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (or the filing of any financing statement) upon or with respect to any of the Affected Assets, or any account which concentrates in a Lock-Box Bank to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

               (b)  No Extension or Amendment of Receivables.  Except as
                    ----------------------------------------
otherwise permitted pursuant to the Servicing Agreement, AmeriCredit or AFC III shall not, and shall not permit the Debtor to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

               (c)  No Amendment of Master Receivables Purchase Agreement.
                    -----------------------------------------------------
AmeriCredit or AFC III shall not, and shall not permit the Debtor to, amend, supplement or otherwise modify the Master Receivables Purchase Agreement or waive any provision thereof, in each case except with the prior written consent of the Collateral Agent and the Secured Parties; nor shall AmeriCredit or AFC III take, or permit the Debtor to take, any other action under the Master Receivables Purchase Agreement that could have a material adverse effect on the Agent, the Administrative Agent, the Company or any other Owner or which is inconsistent with the terms of this Agreement.

               (d)  No Change in Business or Credit and Collection Policy.
                    -----------------------------------------------------
AmeriCredit or AFC III shall not, and shall not permit the Debtor to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case (i) impair the collectibility of any Receivable or (ii) otherwise have a Material Adverse Effect.

               (e)  No Mergers, Sale of Assets, Etc. AmeriCredit or AFC III
                    -------------------------------
shall not, and shall not permit the Debtor to, (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person, provided, however, that no such sale shall be deemed to occur solely as a result of a Take-Out or solely as a result of the sale of Contracts and related Receivables which are released to the Debtor pursuant to Section 2.15(c) hereof.

               (f)  Change in Payment Instructions to Obligors. AmeriCredit or
                    ------------------------------------------
AFC III shall not, and shall not permit the Debtor or the Collection Agent to, add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit A hereto or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Agent, the Collateral Agent and the Administrative Agent shall have received written notice of such addition, termination or change at least 30 days prior thereto and the Agent, the Collateral Agent and the Administrative Agent shall have received a Lock-Box Agreement executed by each new Lock-Box Bank or existing Lock-Box Bank, as applicable, with respect to each new Lock-Box Account.

               (g)  Deposits to Lock-Box Accounts. AmeriCredit or AFC III
                    -----------------------------
shall not, and shall not permit the Debtor to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box or any Lock-Box Account cash or cash proceeds other than Collections of Receivables which have been assigned to a financial institution in its capacity as agent or collateral agent for the secured parties in connection with a credit facility.

               (h)  Change of Name, Etc. AmeriCredit or AFC III shall not, and
                    --------------------
shall not permit the Debtor to, change its name, identity or structure or the location of its chief executive office, unless at least 30 days prior to the effective date of any such change the Debtor, AmeriCredit or AFC III, as applicable, delivers to the Collateral Agent (i) such documents, instruments or agreements, executed by the Debtor or the Collateral Agent, as applicable, as are necessary to reflect such change and to continue the perfection of the Collateral Agent's security interest in the Collateral and (ii) new or revised Lock-Box Agreements executed by the Lock-Box Banks which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.6 hereof.

               (i)  Contribution Treatment. AmeriCredit or AFC III shall not,
                    ----------------------
and shall not permit the Debtor to account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Master Receivables Purchase Agreement in any manner other than as a contribution of Receivables by AmeriCredit or AFC III, as applicable, to the Debtor.

               (j)  Other Debt.  Except as provided for herein, the Debtor
                    ----------
shall not create, incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than (i) indebtedness of the Debtor representing fees, expenses and indemnities arising hereunder or under the Master Receivables Purchase Agreement for the purchase price of the Receivables under the Master Receivables Purchase Agreement, and (ii) other indebtedness incurred in the ordinary course of its business in an aggregate amount not to exceed $25,000 at any time outstanding.

               (k)  ERISA Matters.  The Servicer shall not, and shall not
                    -------------
permit AmeriCredit or AFC III to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor;
(ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Debtor, AmeriCredit, AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Debtor, AmeriCredit, AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III under ERISA or the Code; or (vi) take any action or fail to take any action which shall give rise to a lien under Section 302(f) of ERISA or cause the Internal Revenue Service to indicate its intention in writing or to file a notice of lien asserting a claim or claims pursuant to the Code with regard to any assets of the Debtor, AmeriCredit, AFC III or any ERISA Affiliate or cause the Pension Benefit Guaranty Corporation to indicate its intention in writing to file a notice of lien asserting a claim pursuant to ERISA with regard to any assets of the Debtor, AmeriCredit, AFC III or any ERISA Affiliate or to terminate any Benefit Plan, or to take any steps to terminate any Benefit Plan, if such prohibited transactions, accumulated funding deficiencies, payments, terminations, reportable events and actions or inactions occurring within any fiscal year of the Debtor, AmeriCredit and AFC III, in the aggregate, involve a payment of money or an incurrence of liability by the Debtor, AmeriCredit,

AFC III or any ERISA Affiliate of the Debtor, AmeriCredit or AFC III, in an amount in excess of $10,000.

               (l)  Payment to AmeriCredit and AFC III.  With respect to any
                    ----------------------------------
Receivable sold by AmeriCredit or AFC III to the Debtor, AmeriCredit or AFC III shall, and shall cause the Debtor to, effect such sale under, and pursuant to the terms of, the Master Receivables Purchase Agreement, including, without limitation, the payment by the Debtor in cash to AmeriCredit or AFC III, as the case may be, an amount equal to the purchase price for such Receivable as required by the terms of the Master Receivables Purchase Agreement.

     SECTION 5.3.   Hedging Arrangements.  The Debtor shall (i) at or prior to
                    --------------------
the time of any Funding, provide to the Agent, the Administrative Agent and the Collateral Agent an Officer's Certificate stating that the Collection Agent has Hedging Arrangements in place satisfying the conditions of this Section 5.3 as set forth below, and (ii) in connection with any Servicer's Certificate provided hereunder and to the extent not previously provided, provide an executed copy of all existing Hedging Arrangements, which Hedging Arrangements shall be satisfactory to the Agent, the Administrative Agent and the Collateral Agent, and with respect to which the Debtor shall be the beneficiary, in respect of an aggregate notional amount at least equal to the Net Investment, and if such Hedging Arrangement is a swap, not greater than the Net Receivables Balance related to such swap. On each Funding Date, the notional balance of the Hedging Arrangement shall be in an amount at least equal to the Net Investment and, in the case of a swap, not exceeding the Net Receivables Balance (including any Receivables to be added in connection with such Funding). The form and structure and counterparty to each Hedging Arrangement shall be acceptable to the Agent, the Administrative Agent and the Collateral Agent and must be in full force and effect at all times during which the Net Investment is greater than zero (however such required amount may be reduced for the period of time between the pricing and the funding of a structured financing utilizing receivables released to the Debtor pursuant to Section 2.15 hereof by the Aggregate Outstanding Balance of such Receivables). Any counterparty to a Hedging Arrangement shall have a short-term credit rating from Moody's and S&P of at least "P-1" and "A-1+", respectively. With respect to each Funding, the related Hedging Arrangement shall provide that (a) the strike rate, if such Hedging Arrangement is an interest rate cap agreement, and (b) the fixed rate, if such Hedging Arrangement is a swap, is 11.00% less than the weighted average Annual Percentage Rate on the Receivables related to such Funding. The related amortization schedule of the Hedging Arrangement shall be calculated using an ABS prepayment speed of no greater than 0%. With respect to any Hedging Arrangement, (i) on and after the Termination Date or the occurrence of a Termination Event or Potential Termination Event, the Agent shall have the right, in its sole discretion, to direct the Debtor's actions with respect thereto and (ii) the related amortization schedule shall be approved by the Agent.

     SECTION 5.4.   Financial Covenants.  The Debtor shall maintain at all times
                    -------------------
a positive Tangible Net Worth.

     SECTION 5.5.   Affirmative Covenants of the Collection Agent.  At all
                    ---------------------------------------------
times from the date hereof to the later to occur of (i) the Termination Date or
(ii) the date on which the Net Investment has been reduced to zero, all accrued Carrying Costs shall have been paid in full in cash and all other Aggregate Unpaids shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)  Conduct of Business.  The Collection Agent shall, and shall
                    -------------------
cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

               (b)  Compliance with Laws.  The Collection Agent shall, and shall
                    --------------------
cause each of its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

               (c)  Furnishing of Information and Inspection of Records.  The
                    ---------------------------------------------------
Collection Agent shall furnish to the Administrative Agent and the Collateral Agent from time to time such information with respect to the Receivables as the Administrative Agent or the Collateral Agent may reasonably request (at the Collection Agent's expense), including, without limitation, listings identifying the Obligor and the outstanding balance for each Receivable. The Collection Agent shall, at any time and from time to time during regular business hours and, provided that a Termination Event or Potential Termination Event shall not have occurred and be continuing, upon reasonable prior notice, permit the Collateral Agent or any Secured Party, or their agents or representatives, (i) to examine and make copies of and take abstracts from all Records and (ii) to visit the offices and properties of the Collection Agent for the purpose of examining such Records, and to discuss matters relating to Receivables or its performance hereunder and under the other Transaction Documents to which it is a party with any of the officers, directors, employees or independent public accountants of the Collection Agent having knowledge of such matters.

               (d)  Keeping of Records and Books of Account.  The Collection
                    ---------------------------------------
Agent shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Collection Agent shall give the Agent notice of any material change in its administrative and operating procedures referred to in the previous sentence.

               (e)  Notice of Collateral Agent's Interest.  In the event that
                    -------------------------------------
the Debtor, AmeriCredit or AFC III shall sell or otherwise transfer any interest in accounts receivable, the Collection Agent shall disclose on any computer tapes or other documents or instruments provided by the Collection Agent in connection with any such sale or transfer the Debtor's ownership of the Receivables and the Collection Agent's interest therein.

               (f)  Credit and Collection Policies.  The Collection Agent shall
                    ------------------------------
comply in all material respects with the Credit and Collection Policy with respect to each Receivable and the related Contract.

               (g)  Collections.  The Collection Agent shall instruct all
                    -----------
Obligors to cause all Collections to be deposited directly to a Lock-Box
Account.

               (h)  Collections Received.  The Collection Agent shall hold in
                    --------------------
trust, and deposit, immediately, but in any event not later than forty-eight
(48) hours of its receipt thereof, to a Lock-Box Account all Collections received by it from time to time.

               (i)  Change in Accountants or Accounting Policies.  The
                    --------------------------------------------
Collection Agent shall promptly notify the Agent of any change in its accountants or material change in its accounting policy.

               (j)  Report of Independent Public Accountants.  On or before
                    ----------------------------------------
sixty (60) days prior to the Commitment Termination Date, the Collection Agent shall cause a firm of independent public accountants to furnish a report on applying agreed upon procedures to the Collateral Agent to the effect that they have (i) compared the information contained in the Servicer's Certificate delivered during such fiscal year, based on a sample size of three Servicer's Certificates, with the information contained in the Contracts and the Collection Agent's records and computer systems for such period, (ii) verified the Net Receivables Balance as of the end of each Settlement Period during such fiscal year and (iii) verified that a sample of Receivables treated by the Collection Agent as Eligible Receivables in fact satisfied the requirements of the definition thereof contained herein except, in each case for (a) such exceptions as such firm shall believe to be immaterial (which exceptions need not be enumerated) and (b) such other exceptions as shall be set forth in such report.

     SECTION 5.6.   Negative Covenants of the Collection Agent.  At all times
                    ------------------------------------------
from the date hereof to the later to occur of (i) the Termination Date or (ii) the date on which the Net Investment has been reduced to zero, all accrued Carrying Costs shall have been paid in full in cash and all other Aggregate Unpaids shall have been paid in full in cash, unless the Collateral Agent and the Secured Parties shall otherwise consent in writing:

               (a)  No Extension or Amendment of Receivables.  Except as
                    ----------------------------------------
otherwise permitted pursuant to the Servicing Agreement, the Collection Agent shall not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

               (b)  No Change in Business or Credit and Collection Policy. The
                    -----------------------------------------------------
Collection Agent shall not make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

               (c)  No Mergers, Etc.  The Collection Agent shall not (i)
                    ---------------
consolidate or merge with or into any other Person or (ii) sell, lease or transfer all or substantially all of its assets to any other Person.

               (d)  Change in Payment Instructions to Obligors.  The Collection
                    ------------------------------------------
Agent shall not add or terminate any bank as a Lock-Box Bank or any account as a Lock-Box Account to or from those listed in Exhibit A hereto or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account, unless (i) such instructions are to deposit such payments to another existing Lock-Box Account or (ii) the Agent shall have received written notice of such addition, termination or change at least 30 days prior thereto and the Collateral Agent shall have received a Lock-Box Agreement executed by each new Lock-Box Bank or existing Lock-Box Bank, as applicable, with respect to each new Lock-Box Account.

               (e)  Deposits to Lock-Box Accounts.  The Collection Agent shall
                    -----------------------------
not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Receivables.

                                  ARTICLE VI

                              TERMINATION EVENTS

     SECTION 6.1.   Termination Events.  The occurrence of any one or more of
                    ------------------
the following events shall constitute a Termination Event:

               (a) any representation, warranty, certification or statement made by the Debtor, AmeriCredit or AFC III in this Agreement, the Master Receivables Purchase Agreement or in any other Transaction Document shall prove to have been incorrect in any material respect when made or deemed made;

               (b) the Debtor, AmeriCredit or AFC III shall fail to make any payment or deposit to be made by it hereunder or under the Master Receivables Purchase Agreement or the Fee Letter when due hereunder or thereunder; or

               (c) the Debtor, AmeriCredit or AFC III shall default in the performance of any payment or undertaking (other than those covered by clause
(b) above) (i) to be performed or observed under Sections 5.1(a)(vi), 5.1(a)(vii), 5.1(b), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.1(l), 5.2(a),
(d), (e), (f), (g), (h) or (j) hereof or (ii) to be performed or observed under any other provision hereof (other than Section 5.3 hereof) or under any provision of the Master Receivables Purchase Agreement and such default in the case of this clause (ii) shall continue for five (5) days; or

               (d) any Event of Bankruptcy shall occur with respect to the Debtor, AmeriCredit, AFC III or the Collection Agent or any Subsidiary of them; or
               (e)  a Collection Agent Default shall have occurred; or

               (f) the Debtor shall at any time not be in compliance with the requirements of Section 5.3 hereof and such noncompliance shall continue for three (3) days; or

               (g) the Collateral Agent, on behalf of the Secured Parties, shall, for any reason, fail to have a valid and perfected security interest in the Collateral, including, without limitation, the Receivables and Related Security and Collections with respect thereto, free and clear of any Adverse Claim; or

               (h) there shall have occurred any material adverse change in the operations of the Debtor or the Collection Agent since the Closing Date, or any other event shall have occurred which materially affects the Debtor's or the Collection Agent's ability to either collect the Receivables or to perform under this Agreement, the Master Receivables Purchase Agreement or any other Transaction Document; or

               (i)  [Intentionally Omitted]; or

               (j)  [Intentionally Omitted]; or

               (k) (i) the Net Investment shall at any time exceed the Net Receivables Balance, (ii) the Net Investment shall exceed the product of (x) the Noteholder's Percentage and (y) the sum of (a) the Net Receivables Balance and
(b) the amount of Collections in the Collection Account and such condition shall continue for three Business Days; or (iii) the Net Investment plus, in the case where the Net Investment is held by the Company, the Interest Component of all outstanding Related Commercial Paper, shall exceed the Facility Limit; or

               (l) a Take-Out shall not have occurred at least twice in any period of twelve consecutive calendar months with respect to at least 15% of the average Net Receivables Balance for the six month period preceding each such Take-Out; or

               (m) the Net Yield as of any Determination Date is less than 7.5% and is not cured with five Business Days; or

               (n) the amount on deposit in the Reserve Account is less than the Reserve Account Floor and such deficiency is not cured on or prior to the immediately succeeding Remittance Date; or

               (o) failure of the Debtor, AmeriCredit, AFC III or any Subsidiary of the Debtor, AmeriCredit or AFC III to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $50,000, in the case of the Debtor, AFC III or any Subsidiary of the Debtor or AFC III, or $5,000,000, in the case of AmeriCredit or any Subsidiary of AmeriCredit (other than the Debtor), is governed; or the default by the Debtor, AmeriCredit, AFC III or any Subsidiary of the Debtor or AmeriCredit in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Debtor, AmeriCredit, AFC III or any Subsidiary of the Debtor, AmeriCredit or AFC III greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Indebtedness owing by the Debtor, AmeriCredit, AFC III or any Subsidiary of the Debtor, AmeriCredit or AFC III greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or

               (p) (i) the Debtor, AFC III or AmeriCredit shall, directly or indirectly, contest in any manner the effectiveness, validly, binding nature or enforceability of any

Transaction Document to which it is a party or (ii) any Transaction Document shall, in whole or in part, terminate, cease to be effective or cease to be the legally binding and enforceable obligation of the Debtor, AFC III or AmeriCredit, as the case may be; or

               (q) the Delinquency Ratio averaged for any four consecutive Determination Dates shall exceed 2.5%; or

               (r) either of the Debtor or the Collection Agent shall consolidate or merge with or into any other person, whereby it is not the surviving entity;

               (s) the weighted average AmeriCredit Score for all Receivables shall at any time be less than 220; or

               (t) the average Monthly Extension Rates for any three consecutive Determination Dates shall exceed 5%; or

               (u) the Tangible Net Worth of AmeriCredit Corp. shall be less than $500,000,000 for any period of twenty (20) consecutive days; or

               (v) either (i) the long-term senior unsecured debt of AmeriCredit Corp. is rated by either S&P or Moody's below B- or B1, respectively, or (ii) if AmeriCredit Corp. is not so rated, the Agent acting at the direction of the Majority Owners, deems the creditworthiness of AmeriCredit Corp. to be equivalent to a rating below B-/B1; or

               (w) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to the assets of the Debtor or any material portion of the assets of AmeriCredit Corp., AmeriCredit or AFC III and such Lien shall not have been released within thirty (30) days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to
Section 4068 of ERISA with regard to any of the assets of AmeriCredit Corp., the Debtor, AmeriCredit or AFC III and such lien shall not have been released within thirty (30) days; or

               (x) AmeriCredit shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit Corp., or AFC III shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit, or AmeriCredit and AFC III shall at any time own less than 100% of the certificates issued pursuant to the Trust Agreement; or

               (y) the weighted average APR for any two consecutive Determination Dates shall be less than 15%.

     SECTION 6.2.   Termination.  Upon the occurrence of any Termination Event
                    -----------
hereunder, the Debtor shall give prompt written notice of such occurrence to the Collateral Agent. Upon receipt of such written notice, the Collateral Agent may, or will at the written direction of the Majority Owners, in either case by notice to the Debtor and the Collection Agent, declare the Termination Date to have occurred; provided, however, that in the case of any event described in
               --------  -------
Section 6.1(d), (g) or (k)(iii) hereof, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or occurrence, the Collateral Agent may declare any date as the date upon which the Note shall become due and payable, and, subject to the limitations on recourse set forth in
Section 2.1 hereof, the Collateral Agent shall have all of the rights and remedies provided to a secured creditor or a purchaser of chattel paper under the UCC by applicable law in respect thereto (including, but not limited to, initiating foreclosure and/or liquidation proceedings with respect to all of the Receivables and Contracts or any portion thereof). In addition, the Agent shall have the right to designate the Base Rate plus 2.0%, to be applicable to the Net Investment (except in the case of a Termination Event described under clauses
(i) and (j) above, in which case the Eurodollar Rate or the Base Rate, as applicable, shall be applicable).

          The Debtor and the Collection Agent agree that they shall take all actions (including reliening of the certificates of title or other title documents in the name of the Collateral Agent on behalf of the Secured Parties) and execute all documents as may be necessary or requested by the Collateral Agent to perfect its interest in the Collateral, including, without limitation, to perfect the Collateral Agent's security interest in the Financed Vehicles. Each of the Debtor, AmeriCredit and AFC III hereby grant to the Collateral Agent, on behalf of the Secured Parties, a power of attorney to act in its place and stead to take all actions as may be necessary to perfect the Collateral Agent's security interest in the Financed Vehicles. Each of AmeriCredit, AFC III and the Debtor acknowledge that such power of attorney is irrevocable and is coupled with an interest. In connection with any sale of the Receivables by the Collateral Agent after the occurrence of a Termination Event, the Debtor shall have, for a period of five (5) Business Days after notice of such proposed sale from or on behalf of the Secured Parties, the right to repurchase the Receivables and related Contracts for a price, payable in immediately available funds, in an amount equal to the Aggregate Unpaids.

     SECTION 6.3.   Proceeds.  The proceeds from the sale, disposition or
                    --------
liquidation of the Receivables pursuant to Section 6.2 hereof above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions governing allocations set forth herein.

                                  ARTICLE VII

                             THE COLLATERAL AGENT

     SECTION 7.1.   Duties of the Collateral Agent.  The Secured Parties hereby
                    ------------------------------
appoint Bank One to act solely on their behalf as Collateral Agent hereunder, and Bank One hereby accepts such appointment. The Collateral Agent, both prior to the occurrence of a Termination Event hereunder and after a Termination Event shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Collateral Agent shall at all times after the occurrence of a Termination Event which has not been cured or waived exercise such of the rights and powers vested in it pursuant to this Agreement using the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs.

          All Collections received by the Collateral Agent from the Collection Agent or otherwise will, pending remittance to the Secured Party entitled thereto, be held in trust by the Collateral Agent for the benefit of the Secured Parties and together with all other payment obligations of the Debtor hereunder owing to the Secured Parties shall be payable to the Secured Parties in accordance with the provisions of Article III hereof.

     SECTION 7.2.   Compensation and Indemnification of Collateral Agent.  The
                    ----------------------------------------------------
Collateral Agent shall be compensated for its activities hereunder and reimbursed for reasonable out-of-pocket expenses (including, but not limited to, (i) securities transaction charges not waived due to the Collateral Agent's receipt of a payment from a financial institution with respect to certain Eligible Investments and (ii) the compensation and expenses of its counsel and agents) pursuant to a separate letter agreement between the Collateral Agent and the Debtor. All such amounts shall be payable from funds available therefor in accordance with Section 2.3(a)(iv) hereof. Notwithstanding any other provisions in this Agreement, the Collateral Agent shall not be liable for any liabilities, costs or expenses of the Debtor arising under any tax law, including without limitation any Federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or from a failure to comply therewith).

               (a) Each of the Debtor and AmeriCredit shall, jointly and severally, indemnify the Collateral Agent, its officers, directors, employees and agents for, and hold it harmless against any loss, liability or expense incurred without willful misconduct, gross negligence or bad faith on its part, arising out of or in connection with (i) the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement and (ii) the negligence, willful misconduct or bad faith of the Debtor in the performance of its duties hereunder. All such amounts shall be payable in accordance with Section 2.3(a)(iv) hereof. The provisions of this Section 7.2 shall survive the termination of this Agreement.

     SECTION 7.3.   [Intentionally Omitted].
                    -----------------------

     SECTION 7.4.   Liability of the Collateral Agent.
                    ---------------------------------

               (a) The Collateral Agent shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Agent in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Collateral Agent and, in the absence of bad faith on the part of the Collateral Agent, the Collateral Agent may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

               (b) The Collateral Agent shall not be liable for an error of judgment made in good faith by an authorized officer, unless it shall be conclusively proved in a judicial proceeding that the Collateral Agent shall have been negligent in ascertaining the pertinent facts of which the Collateral Agent is required by the terms of this Agreement or any other Transaction Documents to make itself aware.

               (c) The Collateral Agent shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Agreement or at the direction of a Secured Party relating to the exercise of any power conferred upon the Collateral Agent under this Agreement.

               (d) The Collateral Agent shall not be charged with knowledge of any Termination Event unless an authorized officer obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from the Debtor, the Company, any other Owner, any other Secured Party or the Agent, as the case may be.

               (e) Without limiting the generality of this Section 7.4, the Collateral Agent shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any other Transaction Document or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables, (iv) to confirm or verify the contents of any reports or certificates of the Collection Agent or the Debtor delivered to the Collateral Agent pursuant to this Agreement believed by the Collateral Agent to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Debtor's or the Collection Agent's representations, warranties or covenants or the Collection Agent's duties and obligations as Collection Agent and as custodian of books, records, files and computer records relating to the Receivables.

               (f) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Collection Agent under this Agreement.

               (g) The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, any Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

               (h) The Collateral Agent may consult with counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel.

               (i) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Agent pursuant to the provisions of this Agreement, unless the Agent shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Collateral Agent of its obligations, upon the occurrence of a Termination Event (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (j) The Collateral Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

               (k) Prior to the occurrence of a Termination Event and before the Collateral Agent has received notice of such Termination Event and after the waiver of any Termination Event that may have occurred, the Collateral Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by a Secured Party; provided, however, that if the
                                                  --------  -------
payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Collateral Agent, not reasonably assured by the Debtor, the Collateral Agent may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Debtor or, if paid by the Collateral Agent, shall be reimbursed by the Debtor upon demand.

               (l) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Collateral Agent shall not be responsible for any misconduct or negligence of any such Agent or custodian appointed with due care by it hereunder.

     SECTION 7.5.    [Intentionally Omitted].
                      ---------------------

     SECTION 7.6.    Limitation on Liability of the Collateral Agent and Others.
                     ----------------------------------------------------------
The directors, officers, employees or agents of the Collateral Agent shall not be under any liability to the Agent, any Secured Party or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the directors,
--------  -------
officers, employees and agents of the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Section 7.4 hereof, the Collateral Agent shall not be under any liability to any Secured Party or any other Person for any action taken or for refraining from the taking of any action in its capacity as Collateral Agent pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however,
                                                             --------  -------
that this provision shall not protect the Collateral Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Collateral Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting
         ----- -----
any matters arising hereunder. The Collateral Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to administer the Collections and the Collection Account in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

                                 ARTICLE VIII

                          THE SECURITIES INTERMEDIARY

     SECTION 8.1. Duties of the Securities Intermediary. Bank One, in its
                  -------------------------------------
capacity as Securities Intermediary hereunder, hereby undertakes and agrees to act as "security intermediary" (as such term is defined in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "New York
                                                                    --------
UCC")) in connection with the securities accounts hereinafter referred to in
---
this Article 8 and all securities, security entitlements, cash and other property held from time to time in such securities accounts). In such capacity and in accordance with Sections 2.10 and 2.14 herein, the Securities Intermediary will (x) establish account number 6800094300 in the name of Bank One, N.A., as Collateral Agent, which account is the account referred to herein as the "Collection Account" and (y) establish account number 6800094301 in the name of Bank One, N.A., as Collateral Agent, which account is the account referred to herein as the "Reserve Account."

     SECTION 8.2. Representations, Warranties and Covenants of the Securities
                  -----------------------------------------------------------
Intermediary.  The Securities Intermediary represents, warrants and covenants
------------
that:

               (i) It shall not change the name or account number of the Collection Account or the Reserve Account without the prior written consent of the Collateral Agent;

               (ii) All securities or other property comprising any financial assets deposited in or credited to the Collection Account or the Reserve Account shall be registered in the name of the Securities Intermediary or the Collateral Agent or in blank or shall be credited to another securities account or accounts maintained in the name of the Securities Intermediary, and in no case shall any financial asset deposited in or credited to any such account be registered in the name of the Debtor, payable to the order of the Debtor or specially endorsed to the Debtor, except to the extent the foregoing have been specifically endorsed to the Securities Intermediary or in blank;

               (iii) All property delivered to the Securities Intermediary pursuant to this Agreement for deposit in or credit to the Collection Account or the Reserve Account shall be promptly credited to such account;

               (iv) Each of the Collection Account and the Reserve Account is and shall remain a "securities account" as such term is defined in Section 8-501(a) of the New York UCC, and the Securities Intermediary agrees that each item of property (whether investment property, financial asset, security, instrument or cash) deposited in or credited to each such account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the

New York UCC and that, subject to the terms of this Agreement, the Securities Intermediary will treat the Collateral Agent as the holder of a security entitlement in and as entitled to exercise the rights that comprise any financial asset deposited in or credited to such account;

               (v) Bank One, N.A., in the ordinary course of its business maintains securities accounts for others and is acting in that capacity in exercising its rights and discharging its duties hereunder; and

               (vi) If at any time the Securities Intermediary shall receive any notification from the Collateral Agent directing transfer or redemption of any financial asset relating to the Collection Account or the Reserve Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.

     SECTION 8.3.    Governing Law for Certain Securities Intermediary Matters.
                     ---------------------------------------------------------
Without limiting the generality of Section 9.4 of this Agreement, the parties agree that both this Agreement, the Collection Account and the Reserve Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Collection Account and the Reserve Account (as well as all of the securities entitlements related thereto) shall be governed by the laws of the State of New York.

                                  ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1.    Term of Agreement.  This Agreement shall terminate on the
                     -----------------
date immediately following the Termination Date upon which the Net Investment has been reduced to zero, all accrued Carrying Costs have been paid in full in cash and all other Aggregate Unpaids have been paid in full in cash; provided,
                                                                     --------
however, that (i) the rights and remedies of the Collateral Agent, the
-------
Administrative Agent, the Agent and the Secured Parties with respect to any representation and warranty made or deemed to be made by the Debtor, AmeriCredit, AFC III or the Collection Agent pursuant to this Agreement, (ii) the indemnification and payment provisions of Article VII, and (iii) the agreement set forth in Section 9.9 hereof, shall be continuing and shall survive any termination of this Agreement.

     SECTION 9.2.    Waivers; Amendments.
                     -------------------

               (a) No failure or delay on the part of the Collateral Agent, the Administrative Agent, the Agent or any of the Secured Parties in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.

               (b) Any provision of this Agreement or any of the Transaction Documents may be amended or waived if, but only if, such amendment is in writing and is signed by the Debtor, the Collection Agent and the Company and the Majority Owners (and, if the Servicing

Agreement or the rights or duties of the Collateral Agent are affected thereby, by the Collateral Agent).

     SECTION 9.3.    Notices.  Except as provided below, all communications and
                     -------
notices provided for hereunder shall be in writing (including bank wire, telex, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 9.3 and confirmation is received, (ii) if given by mail three (3) Business Days following such posting, if postage prepaid, or if sent via U.S. certified or registered mail, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 9.3. However, anything in this
Section 9.3 to the contrary notwithstanding, the Debtor hereby authorizes the Company to effect Fundings, funding period and interest rate selections based on telephonic notices made by any Person which the Company in good faith believes to be acting on behalf of the Debtor. The Debtor agrees to deliver promptly to the Company a written confirmation of each telephonic notice signed by an authorized officer of the Debtor. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Company, the records of the Company shall govern absent manifest error.

          If to the Company:

               Sheffield Receivables Corporation
               c/o Barclays Bank PLC
               222 Broadway
               New York, NY 10038
               Attention: Andrew Shuster
               Telephone: 212-412-7554
               Telecopy:  212-412-6846
               (with a copy to the Administrative Agent)

          If to the Debtor:

               AmeriCredit Barclays Trust
               c/o Bankers Trust (Delaware)
               E.A. Delle Donne Corporate Center
               Montgomery Building
               1011 Centre Road, Suite 200
               Wilmington, Delaware 19805
               Attention: Corporate Trust Administration

               with a copy to:
               Bankers Trust Company
               4 Albany Street
               New York, New York 10006
               Attention: Asset Backed Finance Unit
               and a copy to:

               AmeriCredit Financial Services, Inc.
               801 Cherry Street
               Suite 3900
               Fort Worth, Texas 76102
               Telephone: (817) 302-7022
               Telecopy:  (817) 302-7942

          If to AmeriCredit or the Collection Agent:

               AmeriCredit Financial Services, Inc.
               801 Cherry Street
               Suite 3900
               Fort Worth, Texas 76102
               Telephone: (817) 302-7022
               Telecopy:  (817) 302-7942

          If to AFC III:

               AmeriCredit Funding Corp. III
               801 Cherry Street
               Suite 4000
               Fort Worth, Texas 76102
               Telephone: (817) 302-7082
               Telecopy:  (817) 302-7915

          If to the Agent or the Administrative Agent:

               Barclays Bank PLC
               222 Broadway
               New York, NY 10038
               Attention: Pierre Duleyrie
               Telephone: 212-412-2932
               Telecopy:  212-412-6846

          If to the Collateral Agent or the Securities Intermediary:

               Bank One, N.A.
               100 East Broad Street, 8th Floor
               Columbus, Ohio 43215
               Attention: John Rothrock
               Telephone: (614) 248-5683
               Telecopy:  (614) 248-5195

               Payment Information:

     SECTION 9.4.   Governing Law; Submission to Jurisdiction; Waiver of Jury
                    ---------------------------------------------------------
Trial; Integration; Appointment of Agent for Service of Process.
---------------------------------------------------------------

               (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF. EACH OF THE DEBTOR, AMERICREDIT, AFC III AND THE COLLECTION AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each of the Debtor, AmeriCredit, AFC III and the Collection Agent hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.4 shall affect the right of the Company to bring any action or proceeding against the Debtor, AmeriCredit, AFC III or the Collection Agent or their respective properties in the courts of other jurisdictions.

               (b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

               (c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement between the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

               (d) The Debtor, AmeriCredit, AFC III and the Collection Agent each hereby appoint Corporation Servicing Company, located at 80 State Street, Albany, New York 12207-2543, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in the City of New York by the Company, the Agent, any other Owner, the Administrative Agent, the Collateral Agent or any assignee of any of them.

     SECTION 9.5.   Counterparts; Severability.  This Agreement may be executed
                    --------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.6.    Successors and Assigns.
                     ----------------------

               (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the
                                         --------  -------
Debtor, AmeriCredit, AFC III or the Collection Agent may assign any of its rights or delegate any of its duties hereunder or under the Master Receivables Purchase Agreement or under any of the other Transaction Documents without the prior written consent of the Collateral Agent. No provision of this Agreement shall in any manner restrict the ability of the Collateral Agent to assign, participate, grant security interests in, or otherwise transfer any portion of the Collateral.

               (b) Each of the Debtor, AmeriCredit and AFC III hereby agrees and consents to the assignment by the Company from time to time of all or any part of its rights under, interest in and title to this Agreement, the Note Purchase Agreement and the Note to any Liquidity Provider. In addition, each of the Debtor, AmeriCredit, AFC III and the Collection Agent hereby consents to and acknowledges the assignment by the Company of all of its rights under, interest in and title to this Agreement, the Transferred Interest and the Collateral to the Collateral Agent.

     SECTION 9.7.    Waiver of Confidentiality.  Each of the Debtor,
                     -------------------------
AmeriCredit, AFC III and the Collection Agent hereby consents to the disclosure of any non-public information with respect to it received by any Secured Party, the Collateral Agent or the Administrative Agent to any of the Company, any nationally recognized rating agency rating the Company's commercial paper, the Administrative Agent, any Secured Party, the Liquidity Provider or the Credit Support Provider in relation to this Agreement.

     SECTION 9.8.    Confidentiality Agreement.  Each of the Debtor, AmeriCredit
                     -------------------------
and AFC III hereby agrees that it shall not disclose the contents of this Agreement or any other proprietary or confidential information of any of the Secured Parties, the Agent, the Collateral Agent, the Administrative Agent, the Liquidity Provider or the Credit Support Provider to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency, provided such
                                                              --------
auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) as otherwise required (x) by applicable law, (y) under the Securities Exchange Act of 1934, as amended, in connection with an offering of securities issued by the Debtor or an Affiliate thereof, or (z) by order of a court of competent jurisdiction (provided, however, that in the case of this clause (ii) no such
              --------  -------
disclosure shall occur without the prior review by the Administrative Agent of the material to be disclosed).

     SECTION 9.9.    No Bankruptcy Petition Against the Company.  Each of the
                     ------------------------------------------
Debtor, AmeriCredit, AFC III and the Collection Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the Company (or, if the Net Investment (or any portion thereof) has been assigned to a Conduit Assignee, one year and one day after the payment in full of all Commercial Paper issued by such Conduit Assignee), it shall not institute against, or join any other Person in instituting against, the Company or any Conduit Assignee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     SECTION 9.10.    Further Assurances.  The Debtor agrees to do such further
                      ------------------
acts and things and to execute and deliver to the Secured Parties, the Agent, the Administrative Agent or the Collateral Agent such additional assignments, agreements, powers and instruments as are required by each of them to carry into effect the purposes of this Agreement or to better assure and confirm unto each of them their rights, powers and remedies hereunder.

     SECTION 9.11.    Characterization of the Transactions Contemplated by the
                      --------------------------------------------------------
Agreement; Tax Treatment.
------------------------

                (a) The parties hereto agree that this Agreement shall constitute a security agreement under applicable law. The Debtor hereby assigns to the Collateral Agent, for the benefit of the Secured Parties, all of its rights and remedies under (i) the Master Receivables Purchase Agreement with respect to the Receivables and with respect to any obligations thereunder of each of AmeriCredit and AFC III with respect to the Receivables and (ii) under or in connection with any Hedging Arrangement. The Collateral Agent agrees that upon any release of a Receivable or Contract to the Debtor, the Collateral Agent shall be deemed to have released its security interest therein and reassigned to the Debtor all of the Collateral Agent's rights under the Master Receivables Purchase Agreement with respect to such Receivable or Contract. The Debtor agrees that neither it nor the Collection Agent shall give any consent or waiver required or permitted to be given under the Master Receivables Purchase Agreement with respect to the Receivables or the Contracts without the prior consent of the Agent, the Collateral Agent and the Administrative Agent.

                (b) Each of the parties hereto agrees to treat the transactions contemplated by this Agreement as a financing for federal income tax purposes and further agree to file on a timely basis all federal and other income tax returns consistent with such treatment.

     SECTION 9.12.    Responsibilities of the Debtor.  Anything herein to the
                      ------------------------------
contrary notwithstanding, the Debtor shall (i) perform all of its obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been pledged hereunder and the exercise by the Collateral Agent or any Secured Party of their rights hereunder shall not relieve the Debtor from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Debtor thereunder.

     SECTION 9.13.    Headings.  Section headings used in this Agreement are for
                      --------
convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     SECTION 9.14.    Limitation on Liability. It is expressly understood and
                      -----------------------
agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trustee of the Debtor, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Debtor is made and intended not as a personal representation, undertaking and agreement by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Debtor, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Debtor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Debtor under this Agreement or any other related documents; provided, however, that no provision of this Agreement shall be construed to
--------  -------
relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its action in bad faith or its own willful misconduct.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                          SHEFFIELD RECEIVABLES CORPORATION,
                           as Company


                          By: _______________________________
                            Name:
                            Title:

                          AMERICREDIT BARCLAYS TRUST, as Debtor


                          By: BANKERS TRUST (DELAWARE), not in its
                           individual capacity but solely as Trustee


                              By: _______________________________
                                Name:
                                Title:


                          AMERICREDIT FINANCIAL SERVICES, INC.,
                           individually and as Collection Agent


                          By: _______________________________
                            Name:
                            Title:


                          AMERICREDIT FUNDING CORP. III,
                           individually


                          By: _______________________________
                            Name:
                            Title:

                          BANK ONE, N.A.,
                           as Collateral Agent and as Securities Intermediary


                          By: _______________________________
                            Name:
                            Title:



ACKNOWLEDGED AND AGREED

BARCLAYS BANK PLC,


By: _______________________________
  Name:
  Title:

                                   EXHIBIT A

                  List of Lock-Box Banks and Lock-Box Accounts
                  --------------------------------------------

Bank One (Texas)
Bank One N.A. or any of its Affiliates

                                   EXHIBIT B

                          Form of Lock-Box Agreement
                          --------------------------

                                   EXHIBIT C

                           [Intentionally Omitted.]
                            ---------------------

                                   EXHIBIT D

                            [Intentionally Omitted]
                             ---------------------

                                   EXHIBIT E

                           List of Actions and Suits
                           -------------------------

                                     None.

                                   EXHIBIT F

                       Schedule of Locations of Records
                       --------------------------------

                                   EXHIBIT G

                List of Subsidiaries, Divisions and Tradenames
                ----------------------------------------------

                                     None.

                                   EXHIBIT H

                           [Intentionally Omitted.]
                            ----------------------

                                   EXHIBIT I

                        Form of Secretary's Certificate
                        -------------------------------

                                   EXHIBIT J

                            [Intentionally Omitted]
                             ---------------------

                                   EXHIBIT K

                            Form of Take-Out Notice
                            -----------------------

                          AmeriCredit Barclays Trust
                       Servicer's Prepayment Certificate
                       ---------------------------------

Notice Date:  ___________

Payment Date: ___________


I.   Settlement Period Aggregate Outstanding Balance Calculation:

     A.  Remaining Aggregate Outstanding Balance after Prepayment        _____

     B.  Reductions to Aggregate Outstanding Balance                     _____
           ((1) plus (2) plus (3))

          (1)  Delinquent Receivables                                    _____
          (2)  Defaulted Receivables                                     _____
          (3)  Receivables subject to Repurchase Obligation              _____

     C.  Net Receivables Balance                                         _____
          (A minus B(2))

II.  Advance Balance Reconciliation:

     A.   Calculation of Prepayment Amount

          (1)  Net Receivables Balance                                   _____
          (2)  Collection Account amount available from Facility.        _____
                (a times (1 minus b))
                  a)  Amount on deposit in Collection Account
                  b)  Percent of Principal Receivables Released (IV.C)
          (3)  Noteholder's Percentage                                   _____
          (4) Maximum Amount available under Facility after Prepayment _____ (1 plus (2 times 3))
          (5)  Current Net Investment                                    _____
          (6)  Prepayment Amount due to Barclays                         _____
          (7)  Collection Account available for Prepay                   _____
                (a times b)
          (8)  Prepay to be sent to Collection Account                   _____
                ((6) minus (7))

     B.  Calculation of Maximum Remaining Borrowing Under Agreement

          (1)  Maximum Available Borrowing under Agreement               _____
          (2)  Ending Net Investment                                     _____
          (3)  Interest Component of related Commercial Paper            _____
          (4)  Remaining Available Borrowing under Agreement             _____
                ((1) minus (2) minus (3))

III. Reserve Account

       A.  (1)  Aggregate Net Investment after Prepayment
           (2)  Noteholders Percentage                                                    _____
           (3)  5%                                                                        _____
           (4)  500,000                                                                   _____
           (5)  0.01 times II.A(1)                                                        _____
           (6)  Greater of (4) and (5)                                                    _____
           (7)  Required Reserve Account Amount                                           _____
                 (greater of (6) and (1 times 2) divided by 3)
           (8)  Current Amount on deposit in Reserve Account                              _____
           (9)  Reserve Account (Shortfall)/Surplus Distributable to Borrower             _____
                 ((5) minus (4))

IV.  Percent of Principal Receivables Released with Prepayment:

       A.  Total Amount of Principal Receivables released with Prepayment                 _____
       B.  Gross Amount of Principal Receivables in Pool before Prepayment                _____
       C.  Percent of Principal Receivables Released                                      _____

V.   Summary of Cash Payments:

       Calculated Amount to Send to Collection Account:

       A.  Prepayment to Collection Account (II.A(8))                                     _____
       B.  Discount Due and Payable                                                       _____
       C.  Total Amount Servicer sends to Collection Account                              _____
            (A plus B)

       Calculated Amount to Send from Collection Account

       D.  Total Prepayment Amount and Carrying Costs Due and Payable wired               _____
            to Barclays (II.A(6) plus V.B)

       E.  Reserve Account Amount to be sent to Servicer (III.A(9) if negative)           _____

       F.  Total Amount distributed from the Collection Account                           _____
            (D plus E)

AmeriCredit Barclays Trust
AmeriCredit Financial Services, Inc.
       attorney-in-fact


By:________________________________________
    Name:
    Title:
    Date:



AmeriCredit Financial Services, Inc.
As Servicer



By:________________________________________
    Name:
    Title:
    Date: